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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
e-MedSoft.com
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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/ /	Fee paid previously with preliminary materials.
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

YOUR VOTE IS VERY IMPORTANT

Dear Stockholders:

    The Board of Directors of e-MedSoft.com, a Nevada corporation ("e-MedSoft") is furnishing this proxy to you in connection with our annual meeting of stockholders which will be held at the Crowne Plaza Hotel and Resort, 2 Somerset Parkway, Nashua, New Hampshire 03062, on December 27, 2001 at 10:00 a.m.

    This document gives you detailed information about the annual meeting, at which time stockholders will be asked to consider and to vote upon a number of very important proposals, including the (1) election of directors, (2) approval of an increase in the number of authorized shares of our Common Stock, (3) approval of the change of our corporate name, (4) approval of the issuance of our Common Stock upon conversion of our Series A Preferred Stock (the "Series A Preferred Stock") and exercise of warrants issued in connection with our acquisition of Chartwell Diversified Services, Inc., (5) approval of issuance of shares of our Common Stock in connection with certain financing transactions, (6) approval of an amendment to the 1999 Stock Compensation Plan and (7) ratification of our independent auditors.

    This document gives you detailed information about the annual meeting and the proposals you are being asked to consider and vote upon. You should read this document carefully. It is a proxy statement for e-MedSoft for use at our annual meeting. Among other things, we need the affirmative vote of at least a majority of the shares of our Common Stock represented, in person or by proxy, at the annual meeting to complete the issuance of our Common Stock upon conversion of the Series A Preferred Stock and exercise of the warrants issued in connection with our acquisition of Chartwell Diversified Services, Inc. If we are unable to complete the conversion of the Series A Preferred Stock into our Common Stock by February 28, 2003, e-MedSoft may be required to redeem the Series A Preferred Stock and the warrants issued in connection with our acquisition of Chartwell Diversified Services, Inc. for a total redemption price of $90,000,000.

    The Board of Directors of e-MedSoft believes that all of the proposals presented in this proxy statement are in the best interests of e-MedSoft and its stockholders. We strongly encourage you to vote "FOR" all the proposals presented in this proxy statement.

                      Sincerely,

                      /s/ FRANK P. MAGLIOCHETTI, JR.
                      Frank P. Magliochetti, Jr.
                       Chairman of the Board and Chief Executive Officer

The date of this proxy statement is November 28, 2001 and it is being mailed or otherwise delivered to stockholders on or about such date.

e-MedSoft.com
200 Brickstone Square, Suite 403
Andover, Massachusetts 01810

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 27, 2001

To Our Stockholders:

    The annual meeting of stockholders of e-MedSoft.com, a Nevada corporation ("e-MedSoft") will be held at the Crowne Plaza Hotel and Resort, 2 Somerset Parkway, Nashua, New Hampshire, 03062, on December 27, 2001 at 10:00 a.m.

    At our meeting, we will ask you to vote on the following matters:

    1.  Election of Directors. You will have the opportunity to elect four (4) members of the Board of Directors for a term of one year. The following four (4) persons are the current members of the Board of Directors and are our nominees for re-election:

        Frank P. Magliochetti, Jr.
        John F. Andrews
        Sam J.W. Romeo
        Donald H. Ayers

    2.  Approval of Increase of Number of Authorized Shares of Our Common Stock. You will be asked to approve an amendment to our Articles of Incorporation that will increase the authorized number of shares of our Common Stock from 200,000,000 to 400,000,000 shares.

    3.  Approval of Name Change. You will be asked to approve an amendment to our Articles of Incorporation that will change the name of our company from "e-MedSoft.com" to "Med Diversified, Inc."

    4.  Approval of Issuance of Shares of Our Common Stock Pursuant to Chartwell Merger. We entered into an Agreement and Plan of Reorganization dated as of August 6, 2001, (the "Reorganization Agreement"), pursuant to which we acquired Chartwell Diversified Services, Inc. (the "Chartwell Merger"). Pursuant to the merger, the outstanding shares of Chartwell Common Stock, $0.01 par value, were converted into (i) 500,000 shares of e-MedSoft Series A Convertible Preferred Stock, (the "Series A Preferred Stock") and (ii) warrants to purchase 20,000,000 shares of our Common Stock (the "Warrants"). Subject to the approval by at least a majority of the shares of our Common Stock represented, in person or by proxy, at the meeting, each share of the Series A Preferred Stock is convertible into 100 shares of our Common Stock. You will be asked to approve the issuance of shares of our Common Stock upon the conversion of the Series A Preferred Stock and the exercise of the Warrants issued in connection with the merger.

    5.  Approval of Issuance of Shares of Our Common Stock Related to Various Financing Arrangements with Societe Financiere du Seujet Limited and its Affiliates. We entered into a Short Form Debenture and Equity Agreement, dated as of August 18, 2001, with Societe Financiere du Seujet Limited whereby Societe Financiere du Seujet Limited promised to advance to e-MedSoft the principal of $54,000,000 and we agreed to (a) issue 3,000,000 restricted shares of our Common Stock, (b) issue a warrant to purchase 2,000,000 shares of our Common Stock and (c) repay the principal plus interest over thirty (30) years or convert the principal into our Common Stock according to the terms of the agreement. We also entered into a Securities Purchase Agreement with Societe Financiere du Seujet Limited, dated as of August 18, 2001, whereby we will issue and sell the number of shares of our Common Stock that can be purchased for $83,000,000, at a purchase price per share of ninety percent (90%) of the trading price of our Common Stock on the date one week prior to the closing. We also entered into a series of ten (10) Short Form Convertible Debentures with Societe Financiere du Seujet Limited, dated September 5, 2001 (some of which were amended as of September 10, 2001) for a total of $80,000,000 of potential financing. You will be asked to approve the issuance of our Common Stock in connection with the Short Form Debenture and Equity Agreement, the Securities Purchase Agreement and the Convertible Debentures.

    6.  Approval of Amendment to 1999 Stock Compensation Plan. Our board of directors has voted to amend the e-MedSoft.com 1999 Stock Compensation Plan (the "1999 Plan") by increasing the number of shares of our Common Stock under the 1999 Plan from 7,000,000 to 14,000,000, increasing the number of options issuable to a participant in any given fiscal year under the 1999 Plan from 1,500,000 to 4,000,000 and changing the name of the 1999 Plan to the "Med Diversified, Inc. 1999 Stock Compensation Plan." You will be asked to approve the amendment to the 1999 Plan.

    7.  Appointment of Auditors. You will be asked to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2002.

    8.  Other Business. If other business is properly raised at the meeting or if we need to adjourn the meeting, you will vote on these matters too.

    If you were a stockholder as of the close of business on October 31, 2001, you are entitled to vote at this meeting.

    We cordially invite all stockholders to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as soon as possible in the enclosed postage-prepaid envelope.

    Whether or not you expect to attend the annual meeting, please complete, sign, date and promptly mail your proxy in the envelope provided. You may revoke your proxy at any time prior to the annual meeting, and, if you attend the annual meeting, you may revoke your proxy and vote your shares in person.

By order of the Board of Directors,
/s/ EDWIN A. REILLY Edwin A. Reilly
Dated: November 28, 2001	Executive Vice President and Secretary

GENERAL INFORMATION	1
Why Did You Send Me This Proxy Statement?	1
What Constitutes a Quorum?	1
What Vote Is Required for Each Proposal?	2
What Are the Recommendations of the Board of Directors?	4
Why is the Board of Directors Recommending that the Holders of Our Common Stock approve the Issuance of Our Common Stock Upon Conversion of the Series A Preferred Stock and Exercise of the Warrants Issued in Connection with the Chartwell Merger at this time?	5
How Many Votes Do I Have?	6
How Many Shares of Stock Are Outstanding?	6
How Do I Vote by Proxy?	6
Can I Change My Vote After I Return My Proxy Card?	7
How Will e MedSoft Executive Officers and Directors Vote?	7
What Are the Costs of Solicitation of Proxies?	8
Will There Be Any Other Matters Considered at the Annual Meeting?	8
EXECUTIVE OFFICERS AND DIRECTORS	9
Who Are Our Executive Officers and Directors?	9
What is the Background of Our Executive Officers and Directors?	9
What Are the Responsibilities of Our Board of Directors and Committees?	11
Did Directors and Officers Comply with Their Section 16(a) Beneficial Ownership Reporting Compliance Requirements in 2000?	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
Who Owns More Than 5% of Our Common Stock and Series A Preferred Stock?	15
What is the Beneficial Ownership of Our Common Stock and Series A Preferred Stock of Our Executive Officer and Directors?	17
EXECUTIVE AND DIRECTOR COMPENSATION	20
How Do We Compensate our Directors?	20
How Do We Compensate Our Executive Officers?	20
CERTAIN RELATIONSHIPS	27
What Relationships Exist Between e MedSoft and Entities with which any Director or Officer is Affiliated?	27
What is the nature of those Relationships?	27
DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS	29
PROPOSAL 1: ELECTION OF DIRECTORS	29
PROPOSAL 2: APPROVAL OF INCREASE OF NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK	31
PROPOSAL 3: APPROVAL OF NAME CHANGE	33

PROPOSAL 4: APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF SERIES A PREFERRED STOCK AND EXERCISE OF WARRANTS ISSUED IN CONNECTION WITH THE CHARTWELL MERGER	34
GENERAL	34
Who were the parties to the merger?	34
MATERIAL TERMS OF THE MERGER	34
What was the structure of the merger?	34
What is the background of this transaction?	35
What consideration did e-MedSoft pay to the Chartwell shareholders?	35
Which of our Principal Stockholders, Officers and Directors were Chartwell shareholders?	35
What vote is required to effect the conversion?	35
Why is my approval necessary?	36
What would happen if approval for this proposal is not received?	36
Will my rights as an e-MedSoft stockholder change following the conversion?	36
Will the shares issued to the Chartwell shareholders be eligible for listing or trading on an exchange system?	36
Does the conversion require the approval of any regulators?	36
TERMS OF THE CONVERSION AND EXERCISE OF WARRANTS	37
PROPOSAL 5: APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK RELATED TO VARIOUS FINANCING ARRANGEMENTS WITH SOCIETE FINANCIERE DU SEUJET LIMITED AND ITS AFFILIATES	39
PROPOSAL 6: APPROVAL OF AMENDMENT TO 1999 STOCK COMPENSATION PLAN	42
PROPOSAL 7: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS	45
STOCKHOLDER PROPOSALS	47
VOTING SECURITIES	47
OTHER BUSINESS	47
WHERE YOU CAN FIND MORE INFORMATION	47
EXHIBITS

e-MedSoft.com
200 Brickstone Square, Suite 403
Andover, Massachusetts 01810

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 27, 2001

GENERAL INFORMATION

    This proxy statement contains information about e-MedSoft's annual meeting of stockholders to be held at the Crowne Plaza Hotel and Resort, 2 Somerset Parkway, Nashua, New Hampshire 03062, on December 27, 2001 at 10:00 a.m. and at any postponements or adjournments of the meeting.

Why Did You Send Me This Proxy Statement?

    We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your votes for use at e-MedSoft's annual meeting of stockholders.

    This proxy statement summarizes information that you need to know in order to cast an informed vote. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

    We will begin sending this proxy statement, notice of annual meeting and the enclosed proxy card on or about November 28, 2001 to all stockholders entitled to vote. The record date for those entitled to vote is October 31, 2001. On October 31, 2001, there were 83,198,067 shares of our Common Stock and 500,000 shares of Series A Preferred Stock outstanding.

    Our Annual Report for the fiscal year ended March 31, 2001 on Form 10-K, as filed previously filed with the Securities and Exchange Commission (the "SEC"), accompanies this proxy statement.

What Constitutes a Quorum?

    To establish a quorum at the annual meeting, a majority of the shares of each class of our Common Stock and Series A Preferred Stock outstanding on the record date must be present either in person or by proxy. e-MedSoft will count abstentions and broker non-votes for purposes of establishing the presence of a quorum at the meeting.

What Vote Is Required for Each Proposal?

  •
  Proposal 1: Election of Directors. The four (4) nominees for director who receive the most votes cast by holders of our Common Stock and Series A Preferred Stock, voting as a single class, outstanding on October 31, 2001, will be elected. So, if you do not vote for a particular nominee or if you indicate "withhold authority to vote" for a particular nominee on your proxy card, your abstention will have no effect on the elections of directors. If you hold your shares in "street name" and you fail to instruct your broker or nominee as to how to vote your shares, your broker may, in its discretion, vote your shares "FOR" the election of the Board of Directors' nominees.

  •
  Proposal 2: Approval of Increase of Number of Authorized Shares of Our Common Stock. The proposal to increase the number of authorized shares of our Common Stock from 200,000,000 to 400,000,000 by amendment of the Articles of Incorporation will be approved if at least a majority of the shares of our Common Stock and Series A Preferred Stock, voting as a single class, outstanding on October 31, 2001, vote in favor of this proposal. If you hold your shares in

    "street name" and you fail to instruct your broker or nominee as to how to vote your shares, your broker may, in its discretion, vote your shares "FOR" approval of this proposal. If you are present in person or represented by proxy at the meeting and abstain from voting, it has the same effect as if you voted "AGAINST" this proposal.

  •
  Proposal 3: Approval of Name Change. The proposal to change the name of "e-MedSoft.com" to "Med Diversified, Inc." by amendment of the Articles of Incorporation will be approved if at least a majority of the shares of our Common Stock and Series A Preferred Stock, voting as a single class, outstanding on October 31, 2001, vote in favor of this proposal. If you hold your shares in "street name" and you fail to instruct your broker or nominee as to how to vote your shares, your broker may, in its discretion, vote your shares "FOR" approval of this proposal. If you are present in person or represented by proxy at the meeting and abstain from voting, it has the same effect as if you voted "AGAINST" this proposal.

  •
  Proposal 4: Issuance of Shares of Our Common Stock Upon Conversion of Series A Preferred Stock and Exercise of Warrants Issued in Connection with the Chartwell Merger. The proposal to approve the issuance of shares of our Common Stock upon conversion of the Series A Preferred Stock and exercise of the Warrants issued pursuant to the Reorganization Agreement must receive the affirmative vote of at least a majority of the shares of our Common Stock represented at the meeting, in person or by proxy. Shares of Series A Preferred Stock are not entitled to vote on this proposal. If you do not instruct your broker on how to vote on this proposal, your broker will not be able to vote for you and your shares will not be considered represented nor voting at the annual meeting for purposes of approving this proposal. If you are present in person or represented by proxy at the meeting and abstain from voting, it has the same effect as if you voted "AGAINST" this proposal.

  •
  Proposal 5: Issuance of Shares of Our Common Stock Related to Various Financing Arrangements with Societe Financiere du Seujet Limited and its Affiliates. The proposal to approve the issuance of shares of our Common Stock related to various financing arrangements with Societe Financiere du Seujet Limited and its affiliates must receive the affirmative vote of at least a majority of the shares of our Common Stock and Series A Preferred Stock represented at the meeting, in person or by proxy, and, separately, a majority of the shares of Series A Preferred Stock outstanding on October 31, 2001, voting as a single class. If you do not instruct your broker on how to vote on this proposal, your broker will not be able to vote for you and your shares will not be considered represented nor voting at the annual meeting for purposes of approving this proposal. If you are present in person or represented by proxy at the meeting and abstain from voting, it has the same effect as if you voted "AGAINST" this proposal.

  •
  Proposal 6: Approval of Amendment to 1999 Stock Compensation Plan. The proposal to approve the amendment to the 1999 Stock Compensation Plan must receive the affirmative vote of at least a majority of the shares of our Common Stock and Series A Preferred Stock represented at the meeting, in person or by proxy, and, separately, a majority of the shares of Series A Preferred Stock outstanding on October 31, 2001, voting as a single class. If you hold your shares in "street name" and you fail to instruct your broker or nominee as to how to vote your shares, your broker may, in its discretion, vote your shares "FOR" approval of this proposal. If you abstain from voting, it has the same effect as if you voted "AGAINST" this proposal. If you are present in person or represented by proxy at the meeting and abstain from voting, it has the same effect as if you voted "AGAINST" this proposal.

  •
  Proposal 7: Ratification of Auditors. Stockholder ratification of the selection of KPMG LLP as e-MedSoft's independent auditors is not required. However, we are submitting the selection of KPMG LLP to you for ratification as a matter of good corporate practice. If you hold your shares in "street name" and you fail to instruct your broker or nominee as to how to vote your shares, your broker mat, in its discretion, vote your shares "FOR" approval of this proposal. If you are present in person or represented by proxy at the meeting and abstain from voting, it has the same effect as if you voted "AGAINST" this proposal. If you fail to ratify the selection by a majority vote of the present and voting shares, we will reconsider whether to retain KPMG LLP. Even if the selection is ratified, we may, in our discretion, direct the appointment of different independent auditors at any time during the year if we determine that such a change would be in the best interests of e-MedSoft and its stockholders.

What Are the Recommendations of the Board of Directors?

    The Board of Directors of e-MedSoft has unanimously approved all of the proposals we are submitting to you:

  •
  election of each of the named nominees for director;

  •
  approval of increase in number of authorized shares of our Common Stock;

  •
  approval of name change;

  •
  issuance of our Common Stock upon conversion of the Series A Preferred Stock and exercise of the Warrants issued in connection with the Chartwell Merger;

  •
  issuance of our Common Stock related to various financing arrangements with Societe Financiere du Seujet Limited and its affiliates;

  •
  approval of Amendment to 1999 Stock Compensation Plan; and

  •
  appointment of KPMG LLP as our independent auditors.

    We believe that we need to increase the number of authorized shares of our Common Stock so that we may complete the issuance of shares in connection with the Chartwell Merger and the Societe Financiere du Seujet Limited transactions and to have shares available for future financings and acquisitions. The Board of Directors therefore unanimously recommends that you vote "FOR" the increase of number of authorized shares of our Common Stock by amendment to our Articles of Incorporation.

    We believe that it is in the best interests of e-MedSoft and its stockholders to change the name of our company from "e-MedSoft.com" to "Med Diversified, Inc." to reflect more accurately the diversity of our business. The Board of Directors therefore unanimously recommends that you vote "FOR" the name change from "e-MedSoft.com" to "Med Diversified, Inc." by amendment to our Articles of Incorporation.

    We believe that the Chartwell Merger and the related transactions were fair to and in the best interests of e-MedSoft and its stockholders. The Board of Directors therefore unanimously recommends that you vote "FOR" approval of the issuance of our Common Stock upon conversion of the Series A Preferred Stock and exercise of the Warrants issued in connection with the Chartwell Merger.

    We believe that the issuance of shares related to various financing arrangements with Societe Financiere du Seujet Limited and its affiliates is fair to and in the best interests of e-MedSoft and its stockholders. The Board of Directors therefore unanimously recommends that you vote "FOR" approval of the issuance of our Common Stock to Societe Financiere du Seujet Limited and its affiliates.

    We believe that the approval of the Amendment to 1999 Stock Compensation Plan is in the best interests of e-MedSoft and its stockholders. The Board of Directors therefore recommends that you vote "FOR" the approval of the Amendment to the 1999 Stock Compensation Plan.

    The Board of Directors also recommends a vote "FOR" the four (4) nominees for director, and "FOR" ratification of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2002.

Why is the Board of Directors Recommending that the Holders of Our Common Stock approve the Issuance of Our Common Stock Upon Conversion of the Series A Preferred Stock and Exercise of the Warrants Issued in Connection with the Chartwell Merger at this time?

    If certain circumstances occur, it is possible that conversion of the Series A Stock may not be as advantageous to e-MedSoft as redeeming the Series A Preferred Stock for $90,000,000 in cash. It is possible that the trading price for our Common Stock could increase during 2002 in excess of $2.00 per share. In such event, it may be possible for e-MedSoft to sell a number of shares of our Common Stock or securities convertible into a number of shares of our Common Stock that is less than the 50 million shares issuable upon conversion of the Series A Preferred Stock. If we delay soliciting approval of our Common Stock holders, or if such holders do not approve the proposal by February 28, 2003, the holders of Series A Preferred Stock would have the right to cause e-MedSoft to redeem their Series A Preferred Stock for $90,000,000. In such circumstances, the holders of our Common Stock could benefit by reducing the dilution of the full conversion of the Series A Preferred Stock.

    Notwithstanding this possibility, the Board of Directors is recommending that the holders of our Common Stock approve issuance of the 50,000,000 shares upon conversion of the Series A Preferred Stock and an additional 20,000,000 shares upon exercise of the warrants issued in connection with the Chartwell Merger at this meeting for the following reasons:

  •
  In the Reorganization Agreement, e-MedSoft agreed to solicit stockholder approval for conversion of the Series A Preferred Stock and to file a registration statement to permit the resale of such shares of our Common Stock as soon as practicable following the closing of the Chartwell Merger.

  •
  Except for minor exceptions, a majority of the holders of Series A Preferred Stock must approve all future issuances of equity securities by e-MedSoft and there is no assurance that such approval will be received if and when requested by us.

  •
  Even if e-MedSoft had $90,000,000 available to pay the redemption price, there is no assurance that the holders of the Series A Preferred Stock will elect to do so.

  •
  There is no assurance that e-MedSoft will be able to sell equity or debt securities for the purpose of financing the possible redemption of the Series A Preferred Stock at the time it must do so.

  •
  Given the current reports of an economic recession, the public stock markets are very volatile which could adversely affect the price of our Common Stock thus reducing the possibility that our Common Stock will achieve the price necessary to make it advisable to sell securities for the purpose of paying the $90,000,000.

  •
  e-MedSoft has a history of net operating losses and there is no assurance that the it will be able to legally honor any redemption requests made by the holders of Series A Preferred Stock.

  •
  The trading price of our Common Stock is very volatile and there is no assurance that the price of our Common Stock will increase and remain at a sustainable level to create the desired result.

    The Board of Directors in office at the time of the Chartwell Merger, except for Mr. Ayers who did not vote, unanimously approved the Reorganization Agreement and the merger that included the obligation to seek approval from our Common Stock holders as soon as practical following the merger. No directors at the time of such approval, except for Mr. Ayers, were to receive any shares of Series A

Preferred Stock. For the reasons identified above, the current Board of Directors unanimously recommends that the holders of Common Stock approve the conversion of the Series A Preferred Stock at this time. Two of the members of the Board, Messrs. Magliochetti and Ayers, are holders of Series A Preferred Stock. The other directors, Mr. Andrews and Dr. Romeo, however, do not hold shares of Series A Preferred Stock and join in the recommendation for the reasons set forth above.

How Many Votes Do I Have?

    Each share of our Common Stock that you own entitles you to one (1) vote on each proposal. Each share of Series A Preferred Stock that you own entitles you to one hundred (100) votes on each proposal except for Proposal 4 for which shares of Series A Preferred Stock are not entitled to vote. The proxy card indicates the number of shares of our Common Stock and/or Series A Preferred Stock that you own.

How Many Shares of Stock Are Outstanding?

    As of October 31, 2001, there were 83,198,067 shares of our Common Stock outstanding and 500,000 shares of Series A Preferred Stock outstanding.

How Do I Vote by Proxy?

    Whether you plan to attend the meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to vote in person at the meeting.

    If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed on each proposal. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

  •
  "FOR" the election of each of the four (4) nominees for director;

  •
  "FOR" the approval of increase in number of authorized shares of our Common Stock;

  •
  "FOR" the approval of name change;

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  "FOR" the issuance of our Common Stock upon conversion of Series A Preferred Stock and exercise of warrants issued in connection with the Chartwell Merger;

  •
  "FOR" the issuance of our Common Stock related to various financing arrangements with Societe Financiere du Seujet Limited and its affiliates;

  •
  "FOR" the approval of the Amendment to the 1999 Stock Compensation Plan;

  •
  "FOR" ratification of KPMG LLP as e-MedSoft's independent auditors; and

  •
  in the discretion of the proxy holder as to any other matter that may properly come before the meeting. At the time this proxy statement went to press, we knew of no other matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

Can I Change My Vote After I Return My Proxy Card?

    Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised if:

  •
  you file either a written revocation of your proxy, or a duly executed proxy bearing a later date, with the Corporate Secretary of e-MedSoft prior to the meeting, or

  •
  you attend the meeting and vote in person. Presence at the meeting will not revoke your proxy unless and until you vote in person.

    However, if your shares are held in the name of your broker, bank or other nominee, and you wish to vote in person, you must bring an account statement and a letter of authorization from your nominee so that you can vote your shares.

How Will e-MedSoft Executive Officers and Directors Vote?

    On the record date of October 31, 2001, our executive officers and directors, including their affiliates, had voting power with respect to an aggregate of 3,798,073 shares of our Common Stock or approximately 4.57% of the shares of our Common Stock and 161,400 of the shares of Series A Preferred Stock or approximately 32.28% of the shares of Series A Preferred Stock then-outstanding. We currently expect that such officers and directors will vote all of their shares in favor of each of the nominees for director and in favor of each of the other proposals, except that they, nor any other holder of shares of Series A Preferred Stock, may not vote their shares of Series A Preferred Stock in connection with Proposal 4.

What Are the Costs of Solicitation of Proxies?

    We will bear the cost of solicitation of proxies from our stockholders and the cost of printing and mailing this document. In addition to solicitation by mail, e-MedSoft directors, officers and employees may solicit proxies from stockholders by telephone, in person or through other means. These persons will not receive additional compensation, but they will be reimbursed for the reasonable out-of-pocket expenses they incur in connection with this solicitation. We also will make arrangements with brokerage firms, fiduciaries and other custodians who hold shares of record to forward solicitation materials to the beneficial owner of these shares. We will reimburse these brokerage firms, fiduciaries and other custodians for their reasonable out-of-pocket expenses in connection with this solicitation. In addition, we may pay for and utilize the services of individuals or companies we do not regularly employ in connection with the solicitation of proxies.

Will There Be Any Other Matters Considered at the Annual Meeting?

    We are unaware of any matter to be presented at the annual meeting other than the proposals discussed in this proxy statement. If other matters are properly presented at the annual meeting, then the persons named in the proxy will have authority to vote all properly executed proxies in accordance with their judgment on any such matter, including any proposal to adjourn or postpone the meeting. If you vote against any proposal (other than a proposal regarding the election of directors or ratification of auditors), your proxy will not vote in favor of any proposal to adjourn or postpone the meeting if such postponement or adjournment is for the purpose of soliciting additional proxies to approve the proposal that you voted against.

EXECUTIVE OFFICERS AND DIRECTORS

Who Are Our Executive Officers and Directors?

    The following table sets forth certain information regarding our executive officers, key employees and directors as of October 31, 2001.

Directors and Executive Officers

Name	Age	Position held with e-MedSoft
Frank P. Magliochetti, Jr.	44	Chairman of the Board, Chief Executive Officer and President
George A. Kuselias	48	Chief Financial Officer
Michael A. Rusnak	46	Chief Operating Officer
Edwin A. Reilly	55	Executive Vice President, Administration and Human Resources and Secretary
Judith Rooney, R.N.	46	Vice President of Compliance
John F. Andrews	47	Director
Donald H. Ayers	65	Director
Sam J.W. Romeo, M.D.	60	Director

What is the Background of Our Executive Officers and Directors?

    FRANK P. MAGLIOCHETTI, JR. has served as our Chief Executive Officer and Chairman of the Board since October 6, 2001 and our President since August 6, 2001. From August 6, 2001 to October 6, 2001, he served as our Co-Chief Executive and Vice Chairman of the Board. Mr. Magliochetti was the Chairman, Chief Executive Officer and President of Chartwell Diversified Services, Inc. from September 2000 to August 2001. Mr. Magliochetti's prior positions were President of Home Medical of America from 1999 to 2000, Chief Operating Officer of Nations Healthcare from 1997 to 1999 and President of Chartwell Home Therapies from 1995 to 1997. He has served in the healthcare industry for twenty years including senior executive management positions with Haemonetics Corporation and Kontron Instruments. Mr. Magliochetti, Jr. holds an AMP from Harvard Graduate School of Business, Executive MBA from Suffolk University, and a BS in Pharmacy from Northeastern University.

    GEORGE A. KUSELIAS has served as our Chief Financial Officer since October 23, 2001. Previously, Mr. Kuselias served as Chief Financial Officer of Chartwell Diversified Services, Inc. from September 2000 to August 2001. Mr. Kuselias has over twenty years experience in both finance and operations, including: start-up companies, joint ventures, contract management, development, home infusion and respiratory therapy, hospitals, occupational health and rehabilitation, continuing care retirement, physician practice management and other areas. Mr. Kuselias owned and operated his own consultant firm from 1998 to 2000. Positions held over the years include Vice President of Affiliated Business Operations, Controller of Diversified Services and Director of Audit at Baystate Health System from 1982 to 1998; Corporate Director of Audit at Bon Secours Health System and Audit Manager at Arthur Young and Company from 1978 to 1982. Mr. Kuselias received a MBA and Bachelors degree in Accounting from American International College. He has been a CPA since 1980 and is a member of the AICPA, MSCPA and HFMA. He has served on various boards and is past President of HFMA's New England Internal Auditors.

    MICHAEL A. RUSNAK has served as our Chief Operating Officer since August 13, 2001. Mr. Rusnak has over thirteen years of operational, financial, and executive management experience, as well as a broad-based operational experience in the health care industry. Prior to joining e-MedSoft, Mr. Rusnak was an independent consultant for a variety of health care companies and health care financing institutions. Other positions held over the years include President and Chief Executive Officer, President/Chief Operating Officer, and Senior Vice President at OptionCare, Inc. from 1997 to 2000; Senior Vice President of Operations at Columbia Homecare Group from 1996 to 1997; Vice President of Field Operations at Staff Builders Health Care Services, Inc. from 1992 to 1996; and General Manager at In Home Health from 1991 to 1992. He has successfully managed various companies to build competitive and profit-focused organizations. Mr. Rusnak holds a Bachelors of Science Degree from St. Francis University. Mr. Rusnak also holds degrees in both nursing and respiratory therapy.

    EDWIN A. REILLY has served as our Executive Vice President of Administration and Human Resources since August 6, 2001. Previously, Mr. Reilly served as Executive Vice President of Administration and Human Resources of Chartwell Diversified Services, Inc. from September 2000 to August 2001. He was formerly Vice President of Human Resources for Home Medical of America from 1999 to 2000 and has held senior human resources positions for the past twenty years. He was Vice President of Human Resources for Serono Laboratories Inc from 1985 to 1999 and was responsible for all human resources activities for North and South America. Prior to that he was Vice President of Human Resources for the International Health Care Group of Revlon, Inc. from 1968 to 1985 and was responsible for all human resources activity worldwide. Mr. Reilly holds a BS in Economics from Fordham University and an MBA in Corporate Finance from New York University.

    JUDITH ROONEY, R.N. has served as our Vice President of Compliance since August 6, 2001. Previously, Ms. Rooney served as Vice President of Compliance for Chartwell Diversified Services, Inc. from September 2000 to August 2001. She was formerly the Director of Compliance and Regulatory Affairs for Home Medical of America, Inc., as well as the Regional Clinical Manager for the Eastern locations. Ms. Rooney has an extensive background in the area of Corporate Compliance and Regulation including healthcare licensure requirements, Corporate Compliance program generation and implementation, fraud and abuse detection and prevention, and maintaining billing integrity. Ms. Rooney's professional history includes clinical management and administration specializing in the fields of hospital practice, home infusion nursing, pharmacy, RT/DME, and certified home health. Positions held over the years include Clinical Instructor at Rensselear Co. Vocational Training; Clinical Supervisor at Saratoga Hospital; Infusion Nurse Specialist at Visiting Nurse Association in Albany, New York; and ICU In-service Trainer at Albany Memorial Hospital. She holds an active membership with the Healthcare Compliance Association and serves as the current HCCA liaison for the eastern region. Ms. Rooney has earned a BSN from Russell Sage College, an AAS in Nursing from Maria College and is currently pursuing a MBA/MSN from Sage Graduate School.

    JOHN F. ANDREWS has served as a member of our Board of Directors since January 1999. From January 1999 to October 2001, Mr. Andrews served as our Chairman of the Board. From August 2001 to October 2001 he served as our Co-Chief Executive Officer. Mr. Andrews served as our sole Chief Executive Officer and President from January 1999 to August 2001. He has served as our Chairman of the Board since January 1999. Mr. Andrews served as Chief Executive Officer of Sanga International, one of our significant stockholders, from April 1998 until July 1999. Mr. Andrews continues to serve on the Board of Directors of Sanga International. During November 1999, Sanga International filed for protection pursuant to Chapter 11 of the Uniform Bankruptcy Code in Los Angeles, California. Prior to joining Sanga International, Mr. Andrews was Chief Information Officer of CSX Corporation and Chief Executive Officer of CSX Technology from April 1993 to April 1998. Mr. Andrews was Vice President and General Manager of GTE Health Systems from 1991 to 1993. Mr. Andrews also served as Vice President and General Manager at several other business units at GTE and held positions in information technology, finance, marketing, and field operations. Mr. Andrews has served on the Board of Directors of PrimeRX.com since April 2000.

    DONALD H. AYERS has served as a member of our Board of Directors since July 2000. Mr. Ayers currently serves as Vice Chairman, Chief Operating Officer and a director of National Century Financial Enterprises, Inc. ("NCFE"), a significant stockholder in e-MedSoft. Mr. Ayers has thirty-two years of experience in the health care industry. In 1990, Mr. Ayers founded Falcon Receivable Systems, Inc., a company that was merged into a subsidiary of NCFE in December 1996. Previously, Mr. Ayers served as president of two private healthcare management companies for ten years and President of Grant Hospital in Columbus, Ohio for thirteen years. Mr. Ayers holds a BS in Education and Psychology from Muskingum College in New Concord, Ohio and a MBA in Health Care Management from George Washington University.

    SAM J. W. ROMEO, M.D. has served as a member of our Board of Directors since September 1999. Dr. Romeo, who has more than thirty years of experience in the health care field, currently serves as the President and Chief Executive Officer of University Affiliates IPA, the nation's first fully accredited IPA. Dr. Romeo has held senior faculty positions at the University of Southern California School of Medicine, the Medical College of Wisconsin and the St. Louis University School of Medicine. In addition, Dr. Romeo has also served as the Medical Director of several health maintenance organizations in California, Florida and New York, and is licensed to practice medicine in the states of California, Florida, Idaho, Missouri and Wisconsin. Dr. Romeo received the prestigious Physician Executive of the Year Award given by the American College of Medical Practice Executives in October 1998.

What Are the Responsibilities of Our Board of Directors and Committees?

    The Board of Directors oversees our business and affairs. During the fiscal year ended March 31, 2001, the Board of Directors held a total of five (5) meetings. All of the persons who were directors of e-MedSoft during the fiscal year ended March 31, 2001 attended at least seventy-five percent (75%) of the aggregate of (a) the total number of Board meetings and (b) the total number of meetings held by all committees of the Board on which they served during the fiscal year.

    The Board also has two committees, a compensation committee and an audit committee. There is no nominating committee. The procedures for nominating directors, other than by the Board of Directors itself, are set forth in our bylaws.

  Compensation Committee

    The Compensation Committee's responsibilities are to make determinations with respect to salaries and bonuses payable to executive officers and to administer stock option plans. Currently, the sole member of the Compensation Committee is Donald H. Ayers. This committee was only recently formed and, during the fiscal year ended March 31, 2001, this committee held one (1) formal meeting.

  Audit Committee

    e-MedSoft recently submitted a letter to the American Stock Exchange (the "AMEX") requesting an extension of the June 14, 2001 deadline to meet the requirements set forth in Part 1, Section 121B(b) of the AMEX Listing Standards, Policies and Requirements, which requires, among other things, that each company listed on the AMEX must have three members appointed to the Audit Committee of its Board of Directors, comprised solely of independent directors, each of whom is able to read and understand fundamental financial statements. At that time, e-MedSoft did not wish to appoint members to the Board of Directors and the Audit Committee in advance of the Chartwell Merger in the interest of integrating the cultures of Chartwell and e-MedSoft.

    When the Chartwell Merger was expedited and closed in August 2001, e-MedSoft remained in non-compliance with the AMEX requirement. In a further communication with the AMEX in September, the AMEX was advised that e-MedSoft remained non-compliant with the requirement. At that time, e-MedSoft advised the AMEX that due to the expediting of the Chartwell Merger, it had not selected suitable nominees for the Audit Committee but would continue to search for such individuals. Since then, e-MedSoft has consulted with a number of potential candidates for its Board of Directors and its Audit Committee.

    Rather than proceed without an Audit Committee of any kind, the Board of Directors decided to appoint John F. Andrew and Sam J.W. Romeo to Audit Committee as a temporary measure as e-MedSoft proceeds with its consultations with potential nominees to its Board of Directors and the Audit Committee. e-MedSoft intends to have an Audit Committee that fully complies with all applicable laws, rules and regulations as soon as possible.

    In light of the above, it is possible that either the AMEX or the SEC could seek remedies against e-MedSoft. Such remedies could include issuing a stop-trading order on e-MedSoft's stock. e-MedSoft continues to advise the AMEX with respect to its progress in appointing an Audit Committee that fully complies with all applicable laws and regulations.

Report of Board of Directors with respect to the Audit Committee

    The following Report of the Board of Directors with respect to the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report of the Board of Directors with respect to the Audit Committee by reference.

    The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of e-MedSoft's accounting functions and internal controls. The Audit Committee reviews the quarterly and financial statements, any significant accounting issues, the scope of the audit with our independent auditors and will discuss with the auditors any other audit-related matters that may arise. The Audit Committee acts under a written charter first adopted and approved by the Board of Directors in May 2000. A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit A. This committee was only recently formed and during the fiscal year ended March 31, 2001, this committee held one (1) formal meeting.

    The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as e-MedSoft's independent accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates the independent accountants' performance, and discusses and consults with e-MedSoft's management and the independent accountants regarding the following:

  •
  the plan for, and the independent accountants' report on, each audit of e-MedSoft's financial statements;

  •
  e-MedSoft's financial disclosure documents, including all financial statements and reports filed with the SEC or sent to stockholders;

  •
  changes in e-MedSoft's accounting practices, principles, controls or methodologies, or in e-MedSoft's financial statements;

  •
  significant developments in accounting rules; and

  •
  the adequacy of e-MedSoft's internal accounting controls and financial accounting and auditing personnel.

    As discussed above, currently, the Audit Committee has only two members, John F. Andrews and Sam J.W. Romeo, and is not fully compliant with Part 1, Section 121B(b) of the AMEX Listing Standards, Policies and Requirements that requires, among other things, that our Audit Committee consist of three independent directors. Therefore, the Board of Directors performed the functions of and attended to the responsibilities of the Audit Committee.

    In connection with these responsibilities, the members of the Board of Directors met with management and the independent accountants to review and discuss the financial statements for the fiscal year ended March 31, 2001. They discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). They also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and they discussed with the independent accountants that firm's independence.

    Based upon the Board of Directors' discussions with management and the independent accountants, and their review of the representations of management and the independent accountants, they recommended that the audited consolidated financial statements be included in the e-MedSoft's Annual Report on Form 10-K for the fiscal year ended March 31, 2001, as filed with the SEC.

THE BOARD OF DIRECTORS
Frank P. Magliochetti, Jr.
John F. Andrews
Sam J.W. Romeo
Donald H. Ayers

Did Directors and Officers Comply with Their Section 16(a) Beneficial Ownership Reporting Compliance Requirements in 2000?

    Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent (10%) of our equity securities, to file reports of ownership and reports of changes in ownership of our Common Stock with the SEC. The SEC requires officers, directors and greater than ten percent (10%) stockholders to furnish us with copies of all Section 16(a) forms they file.

    To our best knowledge, based solely on a review of the copies of such forms and certifications furnished to us, we believe that all Section 16(a) filing requirements were complied with during the fiscal year ended March 31, 2001.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Who Owns More Than 5% of Our Common Stock and Series A Preferred Stock?

    As of September 17, 2001, the following were the only stockholders of e-MedSoft known to management to beneficially own more than five percent (5%) of our Common Stock. "Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. For example, you beneficially own our Common Stock not only if you hold it directly, but also indirectly, if you, through a relationship, contract or understanding, have, or share, the power to vote the stock, to sell the stock or have the right to acquire the stock. Percentage of beneficial ownership based on 80,566,748 shares of our Common Stock outstanding as of September 17, 2001.

		Amount and Nature of Beneficial Ownership(1)
Title of Class	Name and Address of Beneficial Owner	Shares Owned	Underlying Options/Warrants	Percent of Class(2)
Common	TSI Technologies, LLC c/o Emanuel Barling Jr. 233 Wilshire Blvd., Suite 400 Santa Monica, CA 90401	12,920,000	4,800,000	20.76%
Common	Sanga International Mark Bielenson c/o Pachulski, Stang, Ziehl & Young 10100 Santa Monica Blvd., Suite 110 Century City, CA 90067	8,530,000	—	10.59%
Common	National Century Financial Enterprises, Inc. 6125 Memorial Drive Dublin, Ohio 43017	4,990,000	—	6.19%

(1)
The numbers shown include the shares of our Common Stock actually owned as of September 17, 2001 and the underlying options and warrants representing shares that the person has the right or will have the right to acquire within 60 days of September 17, 2001.

(2)
In calculating the percentage of ownership, all shares of our Common Stock that the identified person will have the right to acquire within 60 days of September 17, 2001 upon the exercise of options and warrants are deemed to be outstanding for the purposes of computing the percentage of shares of our Common Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of our Common Stock owned by any other person.

    As of September 17, 2001, the following were the only stockholders of e-MedSoft known to management to beneficially own more than five percent (5%) of Series A Preferred Stock. Percentage of beneficial ownership based on 500,000 shares of Series A Preferred Stock outstanding as of September 17, 2001.

		Amount and Nature of Beneficial Ownership(1)
Title of Class	Name and Address of Beneficial Owner	Shares Owned	Underlying Options/Warrants	Percent of Class(2)
Series A Preferred	Lance Poulsen Sun Trust Center 18501 Murdock Circle, Suite 302 Port Charlotte, FL 33948	108,900	0	21.78%
Series A Preferred	Barbara Poulsen Sun Trust Center 18501 Murdock Circle, Suite 302 Port Charlotte, FL 33948	108,900	0	21.78%
Series A Preferred	Ayers, LLC 8639 Gavington Ct. Dublin, OH 43017	108,900	0	21.78%
Series A Preferred	Cheyenne-Blazer P.O. Box 5888 Carefree, AZ 85377	108,900	0	21.78%
Series A Preferred	Frank P. Magliochetti, Jr. 200 Brickstone Square Suite 403 Andover, MA 01810	50,000	0	10.00%

(1)
The numbers shown include the shares of Series A Preferred Stock actually owned as of September 17, 2001 and the underlying options and warrants representing shares that the person has the right or will have the right to acquire within 60 days of September 17, 2001.

(2)
In calculating the percentage of ownership, all shares of Series A Preferred Stock that the identified person will have the right to acquire within 60 days of September 17, 2001 upon the exercise of options and warrants are deemed to be outstanding for the purposes of computing the percentage of shares of Series A Preferred Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Series A Preferred Stock owned by any other person

What is the Beneficial Ownership of Our Common Stock and Series A Preferred Stock of Our Executive Officers and Directors?

    The following table sets forth information, as of September 17, 2001, regarding the shares of our Common Stock beneficially owned by each of our directors, nominees, executive officers and "Named Executive Officers" (as defined on page 20 under "How Do We Compensate Our Executive Officers?"), as well as all directors and executive officers as a group. Except as noted, we believe each person has sole voting and investment power with respect to the shares shown subject to applicable community property laws. Percentage of beneficial ownership based on 80,566,748 shares of our Common Stock outstanding as of September 17, 2001.

		Amount and Nature of Beneficial Ownership(1)
Title of Class	Name and Address of Beneficial Owner	Shares Owned	Underlying Options/Warrants	Percent of Class(2)
Common	Frank P. Magliochetti, Jr. (4)	0	5,000,000	5.84%
Common	George A. Kuselias (5)	0	0	—
Common	Michael A. Rusnak (6)	0	0
Common	Edwin A. Reilly	0	0	—
Common	Judith Rooney, R.N. (7)	0	0	—
Common	John F. Andrews (8)	0	0	—
Common	Sam J. W. Romeo, M.D. (9)	1,723,573	20,000	2.16%
Common	Donald H. Ayers (10)	1,474,500	250,000	2.13%
Common	Marshall A. Gibbs	25,000	0	*
Common	Margaret A. Harris (11)	0	120,000	*
Common	John Shepherd (12)	160,000	200,000	*
Common	All Directors and Officers as a Group (13)	3,198,073	5,270,000	9.87%

*
Less than one percent of the outstanding shares of our Common Stock.

(1)
Each director and officer, except as noted, may be reached through our principal executive offices, which are at 200 Brickstone Square, Suite 403, Andover, MA 01810.

(2)
The numbers shown include the shares of our Common Stock actually owned as of September 17, 2001 and the underlying options and warrants representing shares that the person has the right or will have the right to acquire within 60 days of September 17, 2001.

(3)
In calculating the percentage of ownership, all shares of our Common Stock that the identified person will have the right to acquire within 60 days of September 17, 2001 upon the exercise of options and warrants are deemed to be outstanding for the purposes of computing the percentage of shares of our Common Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of our Common Stock owned by any other person.

(4)
Includes 5,000,000 shares underlying stock options held by Mr. Magliochetti exercisable within 60 days of September 17, 2001, pursuant to the terms of his employment agreement. On November 13, 2001, Mr. Magliochetti exercised these options and was issued 5,000,000 shares of our Common Stock.

(5)
Does not include 450,000 shares of restricted stock that were granted to Mr. Kuselias pursuant to a vesting schedule because none of the shares of restricted stock have vested nor will have vested within 60 days of September 17, 2001.

(6)
Does not include 1,000,000 shares underlying stock options that were granted to Mr. Rusnak pursuant to a vesting schedule because none of the stock options have vested nor are exercisable nor will vest nor will be exercisable within 60 days of September 17, 2001; and, does not include 1,000,000 shares of restricted stock that were granted to Mr. Rusnak pursuant to a vesting schedule because none of the shares of restricted stock have vested nor will have vested within 60 days of September 17, 2001.

(7)
Does not include 50,000 shares underlying stock options that were granted to Ms. Rooney pursuant to a vesting schedule because none of the stock options have vested nor are exercisable nor will vest nor will be exercisable within 60 days of September 17, 2001.

(8)
Mr. Andrews resigned as Co-Chief Executive Officer and Chairman of the Board of Directors of e-MedSoft effective October 6, 2001; however, he remains a member of the Board of Directors. Pursuant to the Termination and Consulting Agreement entered into by and between e-MedSoft and Mr. Andrews, all grants of options under Mr. Andrews' previous employment agreement have been cancelled.

(9)
Includes 1,721,973 shares held by University Affiliates, Inc. for which Dr. Romeo serves as President and Chief Executive Officer. Includes 20,000 shares underlying stock options held by Dr. Romeo.

(10)
Includes 5,000 shares held of record by Mr. Ayers and 250,000 shares underlying warrants held by Mr. Ayers. Also includes 1,469,500 shares held by Ayers, LLC, of which Mr. Ayers is the sole member. Does not include 425,000 shares held of record by Healthcare Capital LLC, of which Mr. Ayers is a twenty-five percent (25%) owner and member, 4,990,000 shares held of record by National Century Financial Enterprises, Inc., of which Mr. Ayers is a shareholder owning approximately eighteen percent (18%) and director, nor 1,075,000 shares held in an irrevocable trust for the benefit of Mr. Ayers wife and for which she is the sole trustee. Mr. Ayers disclaims beneficial ownership of the shares held by Healthcare Capital LLC, National Century Financial Enterprises, Inc. and Mrs. Ayers trust.

(11)
Includes 120,000 shares underlying stock options held by Ms. Harris exercisable within 60 days of September 17, 2001. As of May 16, 2001 Ms. Harris resigned as Chief Financial Officer of e-MedSoft.

(12)
Includes 200,000 shares underlying stock options held by Mr. Shepherd exercisable within 60 days of September 17, 2001. July 20, 2001 was the termination date of Mr. Shepherd as Chief Operating Officer of e-MedSoft.

(13)
Includes 5,270,000 shares underlying stock options and warrants, 1,721,973 shares held by University Affiliates, Inc. for which Dr. Romeo serves as President and Chief Executive Officer and 1,469,500 shares held by Ayers, LLC, of which Mr. Ayers is the sole member. Does not include shares beneficially owned by Messrs. Gibbs and Shepherd and Ms. Harris. They were included in the table because they are deemed to be "Named Executive Officers"; however, they are no longer executive officers of e-MedSoft.

    The following table sets forth information, as of September 17, 2001, regarding the shares of Series A Preferred Stock beneficially owned by each of our directors, nominees, executive officers and Named Executive Officers, as well as all directors and executive officers as a group. Except as noted, we believe each person has sole voting and investment power with respect to the shares shown subject to applicable community property laws. Percentage of beneficial ownership based on 500,000 shares of Series A Preferred Stock outstanding as of September 17, 2001.

		Amount and Nature of Beneficial Ownership(1)
Title of Class	Name and Address of Beneficial Owner	Shares Owned	Underlying Options/Warrants	Percent of Class(2)
Series A Preferred	Frank P. Magliochetti, Jr.	50,000	0	10.00%
Series A Preferred	George A. Kuselias	0	0	—
Series A Preferred	Michael A. Rusnak	0	0	—
Series A Preferred	Edwin A. Reilly	2,500	0	*
Series A Preferred	Judith Rooney, R.N.	0	0	—
Series A Preferred	John Andrews	0	0	—
Series A Preferred	Sam J. W. Romeo, M.D.	0	0	—
Series A Preferred	Donald H. Ayers (4)	108,900	0	21.78%
Series A Preferred	Marshall A. Gibbs	0	0	—
Series A Preferred	Margaret A. Harris	0	0	—
Series A Preferred	John Shepherd	0	0	—
Series A Preferred	All Directors and Officers as a Group (5)	161,400	0	32.28%

*
Less than one percent of the outstanding shares of our Common Stock.

(1)
Each director and officer, except as noted, may be reached through our principal executive offices, which are at 200 Brickstone Square, Suite 403, Andover, MA 01810.

(2)
The numbers shown include the shares of Series A Preferred Stock actually owned as of September 17, 2001 and the underlying options and warrants representing shares that the person has the right or will have the right to acquire within 60 days September 17, 2001.

(3)
In calculating the percentage of ownership, all shares of Series A Preferred Stock that the identified person will have the right to acquire within 60 days of September 17, 2001 upon the exercise of options and warrants are deemed to be outstanding for the purposes of computing the percentage of shares of Series A Preferred Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Series A Preferred Stock owned by any other person.

(4)
Includes 108,900 shares held by Ayers, LLC of which Mr. Ayers is the sole member.

(5)
Does not include shares beneficially owned by Messrs. Gibbs and Shepherd and Ms. Harris. They were included in the table because they are deemed to be "Named Executive Officers"; however, they are no longer executive officers of e-MedSoft.

EXECUTIVE AND DIRECTOR COMPENSATION

How Do We Compensate our Directors?

    Directors who are employees of e-MedSoft do not receive any additional compensation for serving as members of our Board of Directors.

    Non-employee directors are eligible to participate in our 1999 Stock Compensation Plan and our 2000 Nonqualified Stock Option and Stock Bonus Plan. Upon initial acceptance to the Board of Directors, our non-employee directors are granted stock options to purchase 20,000 shares of our Common Stock. The directors receive an additional 10,000 options each year they are re-elected to the Board of Directors. The options are priced at market based on the grant date and vest over a four year period. In addition, each non-employee director receives a $2,000 stipend per meeting to cover travel expenses.

    On July 10, 2000, Messrs. Ayers and Romeo were each granted options to purchase 20,000 shares of our Common Stock at $8.25 per share. On July 10, 2000, Mr. Masood Jabbar, who served as a director of e-MedSoft until July 2, 2001, and Mr. W. Cedric Johnson, who served as a director of e-MedSoft until August 9, 2001, were also granted options to purchase 20,000 shares of our Common Stock at $8.3125 per share. On November 21, 2000, Albert Marston, Ph.D., who served as a director until October 17, 2001, was granted options to purchase 20,000 shares of our Common Stock at $1.6875.

How Do We Compensate Our Executive Officers?

    The following table sets forth certain information concerning the executive compensation our Chief Executive Officer and three (3) other most highly compensated executive officers whose cash salary and bonus exceeded $100,000 (the "Named Executive Officers") for the fiscal years ended March 31, 2001 and 2000, and for the four months ended March 31, 1999.

Summary Compensation Table

					Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs* (#)	LTIP ** Payouts ($)	All Other Compensation ($)
John F. Andrews, Chairman & CEO (1)	2001 2000 1999	550,000 500,000 125,000	— 540,104 —	— — —	— — —	— 1,205,000 —	— — —	— — —
Marshall A. Gibbs, EVP, CTO (2)	2001 2000 1999	— 215,166 —	— 100,000 —	— — —	— — 302,250	— 40,000 —	— — —	75,000 — —	(3)
Margaret A. Harris, SVP, CFO (4)	2001 2000 1999	220,000 220,000 —	77,000 — —	— — —	— — —	60,000 60,000 —	— — —	110,000 — —	(3)
John Shepherd, VP, COO (5)	2001 2000 1999	214,759 — —	— — —	— — —	— — —	200,000 — —	— — —	— — —

*
SAR stands for "Stock Appreciation Rights" and refers to SARs payable in cash or stock, including SARs payable in cash or stock at the election of e-MedSoft or the named executives.

**
LTIP stands for "Long-Term Incentive Plan" and refers to any plan providing compensation intended to serve as an incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to financial performance of e-MedSoft or an affiliate, e-MedSoft's stock price, or any other measure, but excluding restricted stock, stock options and SAR Plans.

(1)
Mr. Andrews resigned as Chairman of our Board of Director and Chief Executive Officer on October 6, 2001. During the four months ended March 31, 1999, Mr. Andrews was also advanced $25,000 toward the next years' salary.

(2)
Marshall A. Gibbs resigned as CTO on August 15, 2000.

(3)
Represents severance payment.

(4)
Margaret A. Harris resigned as CFO on May 16, 2001.

(5)
John Shepherd was promoted to COO on August 30, 2000. Mr. Shepherd's termination date was July 20, 2001.

  Option Grants

    The following table provides information on stock options to our Chief Executive Officer and Chief Operating Officer, our three (3) most highly-compensated executives during the fiscal year ended March 31, 2001.

Options Granted During Fiscal Year Ended March 31, 2001

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Shares Underlying Options Granted	% of Total Options Granted to Employees in the Fiscal Year	Exercise Price Per Share	Market Price on Date of Grant	Expiration Date	10%	5%
		($/Share)
John F. Andrews (1)	5,000	0.13%	$0.00	$8.38	4/28/10	—	—
	5,000	0.13%	$0.00	$8.38	5/31/10	—	—
	5,000	0.13%	$0.00	$8.00	6/30/10	—	—
	225,000	5.98%	$8.00	$8.00	6/30/10	—	—
	5,000	0.13%	$0.00	$6.00	7/31/10	—	—
	5,000	0.13%	$0.00	$3.88	8/31/10	—	—
	5,000	0.13%	$0.00	$2.63	9/29/10	—	—
	225,000	5.98%	$2.63	$2.63	9/29/10	—	—
	5,000	0.13%	$0.00	$1.50	10/31/10	—	—
	5,000	0.13%	$0.00	$1.13	11/30/10	—	—
	5,000	0.13%	$0.00	$0.63	12/29/10	—	—
	225,000	5.98%	$0.63	$0.63	12/29/10	—	—
	5,000	0.13%	$0.00	$1.81	1/31/10	—	—
	5,000	0.13%	$0.00	$1.09	2/28/11	—	—
	230,000	6.12%	$0.00	$0.67	3/30/11	—	—
John Shepherd (2)	50,000	1.33%	$7.63	$7.63	4/14/10	$210,250	$517,750
	150,000	3.99%	$3.88	$3.88	8/31/10	$320,250	$789,750

(1)
Effective as of October 6, 2001, Mr. Andrews has resigned as an executive officer of e-MedSoft. Pursuant to the Termination and Consulting Agreement entered into by and between e-MedSoft and Mr. Andrews, all grants of options under Mr. Andrews previous employment agreement, including all 960,000 options granted during fiscal year 2000, have been canceled. Please see page 23 under the section "Employment Agreements" for further details regarding the Termination and Consulting Agreement.

(2)
The following are the vesting schedules with respect to the options granted to Mr. Shepherd on August 31, 2000 with an expiration date of August 31, 2010: 80,000 options vest 100% on grant date; and 70,000 options vest according to this schedule, 25% on the first anniversary of the grant date, 25% on the second anniversary of the grant date, 25% on the third anniversary of the grant date and 25% on the fourth anniversary of the grant date.

    Potential gains are net of the exercise price, but before taxes associated with the exercise. The amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed five percent (5%) and ten percent (10%) rates of stock price appreciation are provided in accordance with the rules of the SEC and do not represent our estimate or projection of the future price of our Common Stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of our stock.

  Year-End Option Values

    The following table provides information respecting the options held by our Chief Executive Officer and our three (3) other most highly compensated executive officers who were employed by e-MedSoft during the fiscal year ended March 31, 2001. The executive officers did not exercise options during the fiscal year ended March 31, 2001.

Aggregated Option Exercises in Last Fiscal Year and Option Values as of March 31, 2001

	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
John F. Andrews	1,197,500	—	$58,700	—
Marshall A. Gibbs	—	—	—	—
Margaret A. Harris	120,000	60,000	—	—
John Shepherd	96,500	103,500	—	—

(1)
Value of unexercised in-the-money options is the difference between the fair market value of the securities underlying the options and the exercise or base price of the options as of March 31, 2001.

  Employment Arrangements

    On August 15, 2000, Marshall A. Gibbs, our Executive Vice President and Chief Technical Officer resigned from his directorship of B2B, Net Technologies, Ltd. our Australian subsidiary. In accordance with his separation agreement, Mr. Gibbs received 25,000 shares of our Common Stock valued at approximately $134,375 based on the closing stock price on the date of Mr. Gibbs' resignation and a severance payment of $75,000, payable over six months.

    On May 16, 2001, Margaret Harris resigned as our Chief Financial Officer. In accordance with her separation agreement, dated as of February 8, 2001, Ms. Harris agreed to continue her work on various outstanding financial related projects and remain an employee of e-MedSoft after her resignation as Chief Financial Officer. In exchange she received a "stay-on" bonus of $77,000 and a severance payment of $110,000.

    On July 20, 2001, John S. Shepherd, our Vice President and Chief Operating Officer was terminated. In accordance with his separation agreement, Mr. Shepherd received 160,000 shares of our Common Stock valued at approximately $248,000 based on the closing stock price as of the day of the stock grant and a severance payment of $56,250, payable over six months.

    On August 6, 2001, we entered into an employment agreement with Frank P. Magliochetti, our Chief Executive Officer, President and Chairman of the Board. The initial term of the agreement expires in August 2006 and will automatically renew for additional one year periods unless terminated by Mr. Magliochetti or e-MedSoft. If Mr. Magliochetti's employment is terminated by e-MedSoft without cause or by Mr. Magliochetti for "good reason," Mr. Magliochetti will receive full compensation for 60 months from the date of termination. If Mr. Magliochetti terminates his employment without "good reason," he will receive no further compensation. Under the agreement, Mr. Magliochetti's base salary is $600,000 per year. Mr. Magliochetti will receive an annual bonus based on performance goals agreed upon by the Board of Directors. Beginning August 1, 2002, for every increase of $50,000,000 in Audited Gross Revenues over the previous fiscal year, Mr. Magliochetti will receive a salary increase of $50,000 retroactive to the start of the then-current fiscal year and options to purchase 500,000 shares of our Common Stock, exercisable at $0.001 per share.

    Additionally, Mr. Magliochetti received a signing bonus of options to purchase up to 5,000,000 shares of our Common Stock, exercisable at $0.001 per share. Mr. Magliochetti will also receive the use of a fully insured automobile; club membership dues for one club of his choosing not to exceed an initial fee of $20,000 and an annual fee of $20,000; reimbursement for business development expenses related to recreational or social club memberships not to exceed total initial fees of $15,000 and total annual dues of $5,000; disability and medical insurance; a stipend for educational and professional development of up to $15,000 per year; and vacation.

    Effective October 6, 2001, John Andrews resigned as our Co-Chief Executive Officer, Chairman of the Board and Secretary. On or about October 6, 2001, we entered into a Termination and Consulting Agreement, effective as of October 6, 2001, with Mr. Andrews (the "Termination and Consulting Agreement") pursuant to which we (a) terminated the employment agreement dated as of August 31, 1999, as amended on August 6, 2001, by and between e-MedSoft and Mr. Andrews and (b) defined the terms of our relationship with Mr. Andrew moving forward. Pursuant to the terms of the Termination and Consulting Agreement, Mr. Andrews agreed, effective as of his resignation, that he will continue to serve as one of our directors and work as a consultant to e-MedSoft for a period of eighteen months. In exchange, we agreed to pay Mr. Andrews the same salary and benefits (other than stock or warrants) as he previously received under his employment agreement, such salary and benefits include, a base salary of $550,000 that is increased annually by at least ten percent (10%), whole life insurance and the use of a fully insured automobile, club dues for one country club and one luncheon club, disability and medical insurance, an allowance of up to $12,500 per year for professional counseling and services.

    In addition and in consideration for the termination of his employment agreement and the cancellation of all options granted to Mr. Andrews under his employment agreement and all rights inuring to Mr. Andrews under his employment agreement, including potentially the payment of significant monies and stock options over the term and beyond as well as the waiver of certain change of control provisions by Mr. Andrews, Mr. Andrews received the following consideration: (a) he has recieved an advance payment of $232,974.46 representing the first five months of the eighteen month consulting period and (b) assuming compliance with various conditions and satisfaction of complex escrow requirements, Mr. Andrews may receive on a detailed long-term payout schedule up to 5,000,000 warrants to purchase our Common Stock, exercisable at $0.01 per share, in accordance with the terms and conditions of the Termination and Consulting Agreement. The Termination and Consulting Agreement requires the establishment of an escrow account to hold either the warrants or the rights under the Termination and Consulting Agreement. No warrants shall be deliverable from the escrow account if Mr. Andrews is in breach of the Termination and Consulting Agreement, and the Company has neither waived nor relinquished any prior rights under the prior employment agreements with Mr. Andrews that may result in either offsets or an outright bar of any or all of the aforementioned warrants. Accordingly, we are not certain any warrants will actually be released to Mr. Andrews from the escrow account.

  Report of the Compensation Committee to Stockholders

    The Compensation Committee reviews and recommends to the Board of Directors the terms of employment agreements and compensation plans for executives, reviews and adopts (subject to ratification by the entire Board of Directors) the terms of our stock option plans for employees of the e-MedSoft, determines eligibility to participate in and grants of awards to employees under our stock option plans and otherwise performs functions related to the administration of e-MedSoft's stock option plans.

    Set forth below is a report of the Compensation Committee addressing e-MedSoft's compensation policies for the fiscal year ended March 31, 2001 applicable to our employees, including the Named Executive Officers.

Report of the Compensation Committee on Executive Compensation

    The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report of the Compensation Committee by reference.

    e-MedSoft's executive compensation program for fiscal year 2000 consisted primarily of base salary and stock options or restricted stock designed to align executive compensation with our long-term strategic goals and stockholder interest and to attract, retain and reward executives. The Compensation Committee's executive compensation philosophy holds that a significant portion of executive compensation should be tied directly to the performance of e-MedSoft as a whole. The stock option and restricted stock grants for our executives reflect this philosophy. By linking compensation to e-MedSoft's business objectives, we believe that a performance-oriented environment is created for its executives and other employees.

    e-MedSoft's executive compensation program for fiscal year 2000 was also intended to align executive and stockholder interests by providing executives with an equity interest in e-MedSoft through the granting of stock options or restricted stock, or a combination of both. The Compensation Committee based its review of recommended grants on various factors, including the executive's responsibilities, the executive's past, present and expected contributions to e-MedSoft.

    In the future, our executive compensation policies will integrate annual base compensation with cash and stock bonuses based upon corporate performance and individual initiatives and stock options granted under our stock-based incentive plans. Measurement of corporate performance will primarily be based on our goals and industry performance levels. Accordingly, in years in which performance goals and industry levels are achieved or exceeded, executive compensation would be higher than in years in which performance is below expectations. Annual compensation is designed to attract and retain qualified executives. All executive officers and management in general will be eligible for and participate in an incentive compensation plan that consists of cash bonuses and stock options.

THE COMPENSATION COMMITTEE
Donald H. Ayers

  Performance Graph

    The following graph compares the yearly percentage change in e-MedSoft's cumulative total shareholder return on our Common Stock with (i) the cumulative total return of the AMEX market index and (ii) the cumulative total return of Internet Software and Services companies listed on AMEX over the period of July 1, 1999 through March 31, 2001. The graph assumes an initial investment of $100 on July 1, 1999 and reinvestment of dividends. The graph is not necessarily indicative of future price performance.

    The following Performance Graph does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other e-MedSoft filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Performance Graph by reference.

Compensation Committee Interlocks and Insider Participation

    None of the members of our Compensation Committee, was at any time during the fiscal year ended March 31, 2001, an officer or employee of e-MedSoft. No interlocking relationship exists between any member of the Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

CERTAIN RELATIONSHIPS

What Relationships Exist Between e-MedSoft and Entities with which any Director or Officer is Affiliated? What is the nature of those Relationships?

    During the fiscal year ended March 31, 2001, e-MedSoft recorded revenue of approximately $1,952,000 from consulting and software services provided to Millennium Healthcare, a company owned indirectly by NCFE and managed by Dr. Sam J.W. Romeo, a director of e-MedSoft. Mr. Donald Ayers, a director of e-MedSoft is also a twenty-five percent (25%) owner and Vice Chairman of NCFE.

    During the same period, e-MedSoft also recorded approximately $4,048,000 in revenue from NCFE, for project management, infrastructure development, e-business implementation and planning and other consulting services. In addition, e-MedSoft issued invoices to NCFE totaling $4,300,000 during the fiscal year ended March 31, 2001 for services provided to NCFE of which e-MedSoft has never collected. e-MedSoft has not recognized any revenue associated with this invoice. As of March 31, 2001, e-MedSoft had an outstanding balance of approximately $2,300,000 due from these related entities of which $1,593,400 has been collected. The remaining $706,600 is due from Millennium Healthcare.

    On June 8, 2001, we received additional funding from NCFE of approximately $2,300,000. This funding represented a financing loan for which we signed a one year promissory note bearing interest at a rate of ten percent (10%). The entire principal amount of the note together with all accrued unpaid interest is due on June 7, 2002. There is no prepayment penalty on the note.

    e-MedSoft's subsidiaries, Prime Med Pharmacy Services, Inc., Resource Healthcare, Chartwell Care Givers and Chartwell Community Services are parties to Sale and Subservicing Agreements with National Premier Financial Services, Inc., a subsidiary of NCFE. The agreements vary in terms and provide for funding based upon eligible accounts receivable. e-MedSoft is charged interest ranging from prime plus 3% to 12.9% on outstanding funding balances. At September 30, 2001, the aggregate unpaid balance under these agreements was approximately $25.1 million and is included in related party debt in the consolidated condensed balance sheet. During the six months ended September 30, 2001, interest expense and program fees under these agreements amounted to $744,000. e-Medsoft believes that the terms of these agreements are no less favorable to the company than what could be obtained from unaffiliated sources of financing.

    During the quarter ended June 30, 2000, e-MedSoft advanced $2,000,000 to University Affiliates for the purpose of creating a new joint venture intended to combine University Affiliates healthcare management expertise with e-MedSoft's internet healthcare management systems in an effort to develop new business opportunities. Dr. Sam J.W. Romeo is the President of University Affiliates. As of March 31, 2001, the companies had not proceeded with the joint venture. According to the original agreement, if a joint venture agreement was not entered into by University Affiliates and e-MedSoft, University Affiliates would guarantee repayment of the $2,000,000 advance by July 1, 2001. At this time, the $2,000,000 advance has not been repaid. e-MedSoft is currently negotiating a promissory note with University Affiliates for repayment.

    During June 2001, e-MedSoft issued 1,000,000 shares of our Common Stock to Quantum Digital Solutions Corporation ("Quantum") to satisfy its existing and future obligations through March 31, 2001 for capital contributions to its joint venture with Quantum. Mr. W. Cedric Johnson, Chief Executive Officer of Quantum was a member of e-MedSoft's Board of Directors during the fiscal year ended March 31, 2001; however, as of August 9, 2001, Mr. Johnson is no longer a member of the Board of Directors.

    In August 2001, e-MedSoft entered into the Reorganization Agreement whereby our newly created subsidiary, CDS, merged with and into Chartwell. Chartwell, as the surviving corporation in the merger, is now a wholly-owned subsidiary of e-MedSoft. As a result of the merger, the outstanding shares of Chartwell Common Stock, $0.01 par value, were converted into (i) 500,000 shares of Series A Preferred Stock and (ii) warrants to purchase 20,000,000 shares of our Common Stock. Ayer, LLC, of which Mr. Ayers is the sole member, beneficially owned approximately 21.78% of the Chartwell Common Stock and as such received 108,900 shares of Series A Preferred Stock and warrants to purchase 4,356,000 shares of our Common Stock at an exercise price of $4.00 as a result of the merger. Frank Magliochetti owned approximately 10.00% of the Chartwell Common Stock and as such received 50,000 shares of Series A Preferred Stock and warrants to purchase 2,000,000 shares of our Common Stock at an exercise price of $4.00 as a result of the merger. The Board of Directors in office at the time of the Chartwell Merger, except for Mr. Ayers who did not vote, unanimously approved the Reorganization Agreement and the merger that included the obligation to seek approval from our Common Stock holders as soon as practical following the merger. No directors at the time of such approval, except for Mr. Ayers, were to receive any shares of Series A Preferred Stock.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS

PROPOSAL 1:

ELECTION OF DIRECTORS

    Our Bylaws provide that the number of directors shall not be less than one nor more than nine until changed by a bylaw amendment approved by our stockholders. The number of directors is currently set at four (4). The Board of Directors recommends the election as directors the four (4) nominees listed below, to hold office until the next annual meeting of the stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Each of the current members of the present Board of Directors has been nominated for re-election. The person named as "Proxy" in the enclosed form of proxy statement will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If at the time of the Annual Meeting of Stockholders that any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the proxy statement will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

    The following sets forth the name and age of each nominee for director, indicating all positions and offices with e-MedSoft presently held, and the period during which each person has served as a director:

Name	Age	Positions and Offices Held and Term as a Director
Frank P. Magliochetti, Jr.	44	Chief Executive Officer, President and Chairman of the Board (October 2001 – present); Co-Chief Executive Officer President and Vice-Chairman of the Board (August 2001 – October 2001)
John F. Andrews	47
		Director (January 1999 – present); Co-Chief Executive Officer and Chairman of the Board (August 2001 to October 2001); Chief Executive Officer and Chairman of the Board and President (January 1999 – August 2001)
Sam. J. W. Romeo	60	Director (September 1999 – present)
Donald H. Ayers	65	Director (July 2000 – present)

    There is no family relationship between any director or executive officer of e-MedSoft. For a complete discussion of the background of each of the nominees for director, see page 9 "What is the Background of Our Executive Officers and Directors?" The four (4) nominees who receive the most votes cast by holders of our Common Stock and Series A Preferred Stock, voting as a single class, outstanding on October 31, 2001, will be elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" ALL 4 NOMINEES FOR DIRECTOR.

PROPOSAL 2:

APPROVAL OF INCREASE OF NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK

    The Board of Directors has approved, subject to the approval of our stockholders, an amendment to e-MedSoft's Articles of Incorporation that would increase the number of authorized shares of our Common Stock from 200,000,000 to 400,000,000 shares.

    The Board of Directors believes that it is necessary to increase the number of authorized shares of our Common Stock in order for e-MedSoft to have sufficient shares available for raising capital, possible acquisitions, stock dividends, and other purposes for which the Board of Directors deems advisable to issue additional shares. As of October 31, 2001, the record date, there were 83,198,067 shares of our Common Stock outstanding, and a total of 42,130,751 shares of our Common Stock reserved for issuance upon the exercise of outstanding warrants, other agreements to issue shares and options granted under e-MedSoft's stock plans, 13,200,000 shares of our Common Stock reserved for issuance in connection with commitments to issue warrants or shares pursuant to outstanding agreements and an additional 10,800,000 shares of our Common Stock reserved for issuance in connection with potential acquisitions. With respect to Proposal 4, Proposal 5 and Proposal 6 of this proxy statement, upon stockholder approval of such proposals, the following additional shares of our Common Stock would be issued or reserved for issuance: 70,000,000 for Proposal 4, 58,777,672 for Proposal 5 and 7,000,000 for Proposal 6.

    Assuming that this proposed amendment to our Articles of Incorporation is approved and that Proposal 4, Proposal 5 and Proposal 6 are approved, e-MedSoft would have approximately 114,893,510 shares of our Common Stock authorized, unissued and uncommitted, which the Board of Directors would be able to authorize for issuance for any corporate purpose, at any time, without obtaining further authorization from the holders of our Common Stock, unless such authorization is required by applicable law, regulation or the rules of any stock exchange on which our Common Stock may then be listed. The issuance of any additional authorized shares of our Common Stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing stockholders.

    In addition, this proposed amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the proposal. Accordingly, the increase in the number of our Common Stock may deter a future takeover attempt which holders of our Common Stock may deem to be in their best interest or which holder of our Common Stock may be offered a premium for their shares over the market price. The Board of Directors is not aware of any attempt to takeover e-MedSoft, however, and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device, although it has the ability to utilize the additional shares or to take other actions that may have that effect or intent in the future if it believes the interests of the stockholders would be served thereby.

    Holders of shares of our Common Stock have no preemptive rights in connection with the issuance of additional shares of our Common Stock. e-MedSoft currently has no agreements or understandings concerning the issuance of the additional shares except those described in this Proxy Statement, and there are no probable business combinations in which the additional shares would be used. From time to time, however, we review potential acquisition transactions, some of which could involve the issuance of our stock as acquisition consideration.

    The Board of Directors believes that the increase in number of authorized shares of our Common Stock is in the best interest of e-MedSoft and its stockholders. The affirmative vote of at least a majority of the shares of our Common Stock and Series A Preferred Stock, voting as a single class, outstanding on October 31, 2001 is required to approve the proposed amendment to the Articles of Incorporation increasing the authorized our Common Stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE APPROVAL OF PROPOSAL 2.

PROPOSAL 3:

APPROVAL OF NAME CHANGE

    The Board of Directors has approved, subject to the approval of our stockholders, an amendment to e-MedSoft's Articles of Incorporation that would change the name of "e-MedSoft.com" to "Med Diversified, Inc."

    In developing its software technology, e-MedSoft simultaneously explored opportunities to align itself, through acquisitions, joint ventures or otherwise, with health-care companies that could benefit from its technology investments. As a result, e-MedSoft affected the merger with Chartwell Diversified Services, Inc., a provider of home health care services, described more fully under Proposal 4. In connection with the Chartwell Merger, the two companies agreed to combine operations rendering the name "e-MedSoft.com" less descriptive of e-MedSoft's business subsequent to the Chartwell Merger.

    The name "Med Diversified, Inc." is a combination of the names of the two companies. "Med" comes from e-MedSoft.com, and describes e-MedSoft's continued dedication and focus in the health care arena. "Diversified" describes e-MedSoft's expanded scope of operations in light of the merger and in anticipation of future expansion into health care areas.

    The Board of Directors believes that the proposed name better describes and reflects the operations and overall strategy of the company going forward.

    The Board of Directors believes that the proposed name change is in the best interest of e-MedSoft and its stockholders. The affirmative vote of at least a majority of the shares of our Common Stock and Series A Preferred Stock, voting as a single class, outstanding on October 31, 2001 is required to approve the proposed amendment to the Articles of Incorporation changing the corporate name of "e-MedSoft.com" to "Med Diversified, Inc."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE APPROVAL OF PROPOSAL 3.

PROPOSAL 4:

APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON
CONVERSION OF SERIES A PREFERRED STOCK AND EXERCISE OF WARRANTS
ISSUED IN CONNECTION WITH THE CHARTWELL MERGER

GENERAL

    e-MedSoft entered into the Reorganization Agreement whereby our newly created subsidiary, CDS, merged with and into Chartwell. Chartwell, as the surviving corporation in the merger, is now a wholly-owned subsidiary of e-MedSoft. As a result of the merger, the outstanding shares of Chartwell Common Stock, $0.01 par value, were converted into (i) 500,000 shares of Series A Preferred Stock and (ii) warrants to purchase 20,000,000 shares of our Common Stock. We provided the summary information below to assist you in making an informed voting decision, however, we encourage you to carefully read the entire Reorganization Agreement, as filed with the SEC as an exhibit to Form 8-K filed on August 21, 2001, incorporated herein by reference.

    The following information regarding the material terms of the merger is provided to you only as background information. The merger has been completed. You are only being asked to approve the issuance of our Common Stock upon the conversion of the Series A Preferred Stock and exercise of the warrants issued in connection with the Chartwell Merger. If we are unable to complete such conversion by February 28, 2003, e-MedSoft may be required to redeem the Series A Preferred Stock and the warrants issued pursuant to the Chartwell Merger for a total redemption price of $90,000,000.

Who were the parties to the merger?

    e-MedSoft was a healthcare solutions company that uses the Internet and Internet technologies in combination with a range of traditional management services to automate or outsource the daily workflow processes of and the exchange of information among physicians, payors, suppliers, providers and patients.

    CDS was a newly formed, wholly-owned subsidiary of e-MedSoft. This subsidiary was formed for the sole purpose of merging into Chartwell to effect a tax-free exchange of shares.

    Chartwell was a privately held company providing home infusion services, clinical respiratory services, home medical equipment and home health services in the United States.

MATERIAL TERMS OF THE MERGER

What was the structure of the merger?

    Pursuant to the Reorganization Agreement CDS merged with and into Chartwell. As a result of the merger, Chartwell became a wholly-owned subsidiary of e-MedSoft and continues to operate under the name "Chartwell Diversified Services, Inc.," substantially as before the merger.

What is the background of this transaction?

    Prior to May 3, 2001, management from both e-MedSoft and Chartwell entered into a statement of work to develop portal technology for Chartwell. After extensive discussions, as well as the completion of certain milestones pertaining to the initial statement of work, management of each company determined that a combined entity could offer significant advantages.

    On May 3, 2001, e-MedSoft issued a press release announcing the execution of a letter of intent to acquire Chartwell. During the week of July 30, 2001, the Board of Directors of e-MedSoft met, reviewed the draft of the Reorganization Agreement, and voted to approve the Reorganization Agreement and the issuance of shares in connection with the merger. On August 6, 2001, e-MedSoft and Chartwell and its principal shareholders entered into the Agreement and Plan of Reorganization. On that same date, e-MedSoft filed the Agreement and Plan of Merger with the Secretary of State of Delaware, merging CDS with and into Chartwell. Additionally, e-MedSoft filed the Certificate of Designations with the Secretary of State of Nevada, creating the Series A Convertible Preferred Stock on August 6, 2001.

What consideration did e-MedSoft pay to the Chartwell shareholders?

    In the merger, all the outstanding shares of Chartwell Common Stock, $0.01 par value, were converted into (i) 500,000 shares of our Series A Preferred Stock and (ii) warrants to purchase 20,000,000 shares of our Common Stock at an exercise price of $4.00 per share.

Which of our Principal Stockholders, Officers and Directors were Chartwell shareholders?

    The following table sets forth the names of our Principal Stockholders (any stockholder that beneficially owns more than five percent (5%) of any class of our stock), Officers and Directors and the number of shares of Series A Preferred Stock and warrants that were issued to each of them, respectively, as a result of the Chartwell Merger.

Principal Stockholder, Officer or Director	Shares of Series A Preferred Stock	Warrants to Purchase Shares of Common Stock
Lance Poulsen	108,900	4,365,000
Barbara Poulsen	108,900	4,365,000
Ayers, LLC	108,900	4,365,000
Cheyenne-Blaze, LLC	108,900	4,365,000
Frank P. Magliochetti, Jr.	50,000	2,000,000
Edwin A. Reilly	2,500	100,000

What vote is required to effect the conversion?

    To approve the issuance of the shares of our Common Stock in connection with the Chartwell Merger (issuable upon conversion of the Series A Preferred Stock and exercise of the warrants), we must receive the affirmative vote of a majority of the outstanding shares of our Common Stock before February 28, 2003. Holders of Series A Preferred Stock are not entitled to vote on this proposal.

Why is my approval necessary?

    Under the listing rules of the AMEX, we are required to seek approval of the holders of our Common Stock for the issuance of more than twenty percent (20%) of our outstanding shares of our Common Stock. The Common Stock issuable upon conversion of the Series A Preferred Stock and exercise of the warrants issued in connection with the Chartwell Merger would total more than twenty percent (20%) of our outstanding shares of our Common Stock outstanding on the date of the merger. If we did not seek stockholder approval, the AMEX could delist our securities from quotation on its exchange.

What would happen if approval for this proposal is not received?

    If approval of the issuance of our Common Stock upon the conversion of the Series A Preferred Stock and exercise of the warrants issued in connection with the Chartwell Merger is not obtained and thus we are unable to complete such conversion by February 28, 2003, then e-MedSoft may be required to redeem the Series A Preferred Stock and the warrants issued pursuant to the Chartwell Merger for a total redemption price of $90,000,000.

Will my rights as an e-MedSoft stockholder change following the conversion?

    No. When issued, the shares of our Common Stock that the Chartwell shareholders will receive will have the same rights and privileges as the shares of our Common Stock currently authorized and outstanding. Holders of our Common Stock have no preemptive rights, and therefore you do not have any preferential right to purchase any of the additional shares of our Common Stock when such shares are issued. The issuance will result in each stockholder owning a smaller percentage of outstanding shares of our Common Stock, but your rights will remain the same. We believe, on balance, the benefits that the transaction will provide is important to our success and, accordingly, will benefit e-MedSoft and its stockholders.

Will the shares issued to the Chartwell shareholders be eligible for listing or trading on an exchange system?

    Yes. e-MedSoft shall file with the SEC, as soon as practicable, a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 covering the resale of shares of our Common Stock issuable upon conversion of the Series A Preferred Stock and the shares underlying the warrants to purchase our Common Stock. If such registration statement is not declared to be effective by the SEC before February 28, 2003, then e-MedSoft may be required to redeem the Series A Preferred Stock and the warrants issued pursuant to the Chartwell Merger for a total redemption price of $90,000,000.

Does the conversion require the approval of any regulators?

    No.

TERMS OF THE CONVERSION AND EXERCISE OF WARRANTS

    The conversion of the Series A Preferred Stock (the "Conversion") depends upon the satisfaction of certain conditions, including, the approval by a majority of the shares of our Common Stock of this Proposal 4, authorizing the issuance of shares of our Common Stock for the Conversion. Upon approval of Proposal 4, the Series A Preferred Stock shall automatically convert to our Common Stock as of the date of such approval.

    The shares of Series A Preferred Stock are subject to certain terms, including, but not limited to the following:

  •
  In the event that our Common Stock is removed or held, without right of appeal, to be ineligible for trading on the AMEX, then the holders of Series A Preferred Stock may elect to convert some or all of their Series A Preferred Stock;

  •
  The holders of Series A Preferred Stock are eligible to receive dividends per share at a rate equal to the amount of dividends payable per share of our Common Stock, multiplied by 100;

  •
  Each share of Series A Preferred Stock may be exchanged for 100 shares of our Common Stock, provided that the conditions for the Conversion are satisfied;

  •
  Each share of Series A Preferred Stock has a liquidation value of $100.00 in the event that e-MedSoft liquidates, dissolves or winds up;

  •
  If e-MedSoft reorganizes or reclassifies its capital stock, or merges or consolidates with another entity which results in holders of our Common Stock receiving stock, assets or other securities, then as a condition for such a reorganization or reclassification, the holders of Series A Preferred Stock may require similar treatment as the holders of our Common Stock under the terms of the reclassification or reorganization;

  •
  Any share of Series A Preferred Stock converted into shares of our Common Stock may not be reissued;

  •
  Series A Preferred Stock shall vote together with our Common Stock, and each share of Series A Preferred Stock is entitled to vote the number of shares of our Common Stock that would be issuable to such stockholder; and

  •
  In the event that shares of Series A Preferred Stock are not converted and registered with the SEC by February 28, 2003, then the holders may cause such shares to be redeemed by e-MedSoft out of funds legally available therefor, for a price equal to the number of shares of Series A Preferred Stock to be redeemed, divided by the total number of shares of Series A Preferred Stock issued pursuant to the Chartwell Merger multiplied by $90,000,000. If there is such a redemption, any warrant held by a stockholder redeeming Series A Preferred Stock shares shall be cancelled on a pro rata basis, based on the percentage of the redeemed Series A Preferred Stock held by the holder.

    The warrants contain certain provisions, including, but not limited to the following:

  •
  An exercise price of $4.00 per share of our Common Stock;

  •
  Adjustments to the exercise price and/or the number of shares of our Common Stock issuable upon exercise of the warrants in the event of reorganization, stock splits, dividends and recapitalizations;

  •
  In the event of certain reorganizations, mergers and recapitalizations with third-parties, the warrant holders may each exercise their warrants in full, or require e-MedSoft to have the successor or purchasing corporation execute with the warrant holders an agreement whereby they would have the right to receive upon exercise of the warrant the type and amount of securities which they would have owned or been entitled to receive if the warrant had been exercised immediately prior to the transaction; and

  •
  The warrants vest in twenty percent (20%) increments each year for five years. They expire on August 6, 2006 or in the event that e-MedSoft liquidates (whichever occurs first).

  •
  In the event that the shares of Series A Preferred Stock are not converted and registered with the SEC by February 28, 2003, and the holders of Series A Preferred Stock elect to demand that e-MedSoft redeem the shares for cash (as described above), unexercised warrants will be cancelled on a pro rata basis, based on the percentage of the redeemed Series A Preferred Stock held by the holder.

    The Board of Directors believes that the merger and the related transactions were fair to and in the best interests of e-MedSoft and its stockholders. The Board of Directors therefore unanimously recommends that you vote "FOR" approval of the issuance of our Common Stock upon conversion of the Series A Preferred Stock and exercise of the warrants issued in connection with the Chartwell Merger. Shares of Series A Preferred Stock are not entitled to vote on this proposal. The affirmative vote of at least a majority of the shares of our Common Stock outstanding on October 31, 2001 and represented at the meeting, by proxy or in person, is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE APPROVAL OF PROPOSAL 4.

PROPOSAL 5:

APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK
RELATED TO VARIOUS FINANCING ARRANGEMENTS WITH SOCIETE
FINANCIERE DU SEUJET LIMITED AND ITS AFFILIATES

    We are requesting stockholder approval for the issuance of shares of our Common Stock that are or could be issusable under 3 different financing arrangements with Societe Financiere du Seujet Limited and/or its affiliates described below. As of the date of this proxy statement 13,200,000 shares of Common Stock have been pledged and could be issued in payment for the $40,000,000 received to date. If the remaining financing arrangements, totaling $177,000,000, are consummated in full under the current terms and conditions, we estimate that up to an additional 58,777,672 shares of our Common Stock could be issued. All such shares would be characterized as "restricted securities", as defined for purposes of the Securities Act of 1933, and may be resold in the United States only if such shares are registered for resale pursuant to a registration statement that has been declared effective by the Securities and Exchange Commission or in compliance with available exemptions from such requirement. We cannot predict whether we will complete any of the following transactions or whether there will be modifications to the terms and conditions described below, including the aggregate amount funded. We are seeking your approval for issuance of our Common Stock that could be issued if all of these arrangements are completed on the terms described below to avoid any delay in issuing such shares, if and when we decide to do so.

Short Form Debenture and Equity Agreement with Societe Financiere du Seujet Limited

    e-MedSoft entered into a Short Form Debenture and Equity Agreement, dated as of August 18, 2001, with Societe Financiere du Seujet Limited, a copy of which is attached hereto as Exhibit B. You should read this agreement for a detailed understanding of this arrangement.

    Under this agreement Societe Financiere du Seujet promised to advance to e-MedSoft the principal sum of $54,000,000 on or before October 15, 2001 if e-MedSoft cancelled a pre-existing debenture agreement with another institutional investor. The loan was not made, but e-MedSoft believes that the obligation to loan the money is still in full force and effect. Under the terms of this agreement any amount advanced is repayable over a thirty (30) year period and can be satisfied, at the sole option of e-MedSoft, by issuing shares of our Common Stock based upon the average closing price of our Common Stock for the thirty (30) days preceding the fiscal quarter after which e-MedSoft decides to issue shares for this purpose. The proceeds under this agreement are to be used only for the acquisition of a business in the sole discretion of e-MedSoft. In connection with this arrangement, we also agreed to (a) issue 3,000,000 shares of our Common Stock, and (b) issue a warrant to purchase 2,000,000 shares of our Common Stock, at an exercise price of $2.50 per share, if and when funds are advanced under this agreement. As of the date of this proxy statement under this agreement no funding has been provided, and no shares have been issued or committed to be issued. We cannot provide any assurance that we will utilize this facility.

Securities Purchase Agreement with Societe Financiere du Seujet Limited

    e-MedSoft entered into a Securities Purchase Agreement, dated as of August 18, 2001, with Societe Financiere du Seujet Limited, a copy of which is attached hereto as Exhibit C. You should read this agreement for a detailed understanding of this arrangement.

    Under this agreement e-MedSoft has the right, but not the obligation, upon at least sixty (60) days advance notice to the purchaser, and subject to the terms and conditions specified in the agreement, to sell and issue the number of shares of our Common Stock that can be purchased for $83,000,000, at a purchase price per share of ninety percent (90%) of the trading price of our Common Stock on the date one week prior to the closing. This agreement was intended as a "back up" facility in the event another facility with a different financing source was not consummated. e-MedSoft is not obligated to issue any shares under this agreement even if the primary financing arrangement is not consummated. We have determined that the primary facility for which this agreement was a "back up" will not be consummated.

    Purchaser's obligation to purchase the shares of our Common Stock under this agreement is subject to the trading price of our Common Stock being at least $4.20, the continued accuracy of e-MedSoft's representations and warranties and fulfillment of e-MedSoft's covenants contained in this agreement. If we sell shares under this agreement at an assumed price of $3.78 per share (90% of $4.20) we would issue approximately 21,957,671 shares of our Common Stock. In addition, if we consummate this agreement, 15,000,000 shares of our Common Stock would be issuable as a financing commission to Societe Financiere du Seujet Limited or its designees.

  Short Form Convertible Debentures issued to Societe Financiere du Seujet Limited and its Affiliates

    Apart from and in addition to the foregoing agreements, e-MedSoft entered into a series of ten (10) Short Form Convertible Debentures, dated September 5, 2001 (some of which were amended as of September 10, 2001), with Societe Financiere du Seujet Limited or its affiliate, Sangate Enterprises, Inc. (the "Debentures").

Summary of Short Form Convertible Debentures

Debenture No.	Amount	Shares of our Common Stock Subject to Pledge and Issuance
1	$10,000,000	3,300,000
2	$10,000,000	3,300,000
3	$10,000,000	3,300,000
4	$10,000,000	3,300,000
5	$10,000,000	3,300,000
6	$10,000,000	3,300,000
7	$5,000,000	2,555,000
8	$5,000,000	2,555,000
9	$5,000,000	2,555,000
10	$5,000,000	2,555,000

    All the Debentures provide for the following terms: (a) interest equal to the three (3) month LIBOR plus two (2) percentage points per annum, (b) maturity date of December 20, 2001 or ninety days after the Debenture is funded and (c) convertible at the option of the holder at any time after November 15, 2001 for the number of shares pledged as collateral for such debenture. It is anticipated that the initial conversion date and maturity date will be extended at the time debentures are actually funded. Debentures 1 - 4 have been funded for a total of $40,000,000 and 13,200,000 shares of our Common Stock have been pledged and are issuable in satisfaction of these debentures. Debentures 5 - 10 remain unfunded. If funded, such additional financing would total $40,000,000 and would represent a commitment to issue 16,820,000 shares of our Common Stock. There may also be a cash payment of a standard financing commission in connection with the Debentures.

    If all the Short Form Convertible Debentures are funded, e-Medsoft could issue a total of 30,020,000 shares of our Common Stock.

    The Board of Directors unanimously recommends that you vote "FOR" the approval of issuance of our Common Stock to (a) Societe Financiere du Seujet Limited in connection with the Short Form

Debenture and Equity Agreement, (b) Societe Financiere du Seujet Limited in connection with the Securities Purchase Agreement, and (c) Societe Financiere du Seujet Limited and its affiliates, including, but not limited to, Sangate Enterprises, Inc. in connection with the Debentures, the total number of which we currently estimate to be 58,777,672 shares. The exact number of shares will be determined substantially as described above with reference to the trading price of the our Common Stock for specified periods. The affirmative vote of at least a majority of the shares of our Common Stock and Series A Preferred Stock, voting as a single class, outstanding on October 31, 2001 and represented at the meeting, by proxy or in person, and, separately, a majority of the shares of Series A Preferred Stock outstanding on October 31, 2001, voting as a single class, is required to approve this proposal. We are seeking your approval to comply with the listing requirements of the AMEX.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE APPROVAL OF PROPOSAL 5

PROPOSAL 6:

APPROVAL OF AMENDMENT TO 1999 STOCK COMPENSATION PLAN

Description of Plan

    In February 1999, the Board of Directors approved the establishment of the 1999 Stock Compensation Plan (the "1999 Plan"), attached hereto as Exhibit D. e-MedSoft's stockholders approved the 1999 Plan at the 2000 annual meeting. The 1999 Plan allows the Board of Directors, or a committee established by the Board of Directors, to award restricted stock and stock options from time to time to employees, officers and directors of e-MedSoft and consultants to e-MedSoft. The Board of Directors has the power to determine at the time an option is granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. However, Incentive Stock Options may only be granted to persons who are employees of e-MedSoft. Vesting provisions are determined by the Board of Directors at the time options are granted.

    The 1999 Plan also provides that the Board of Directors, or a committee, may issue restricted stock pursuant to restricted stock right agreements which will contain such terms and conditions as the Board of Directors or committee determines. The total number of shares of our Common Stock available for grant and issuance under the 1999 Plan is currently 7,000,000, subject to yearly adjustments and adjustments in the event of certain recapitalizations, reorganizations and similar transactions and as is proposed to be increased under the amendment to the 1999 Plan. Options may be exercisable by the payment of cash or by other means as authorized by the committee or the Board of Directors. As of October 31, 2001, there were options to purchase an aggregate of 6,561,398 shares of our Common Stock at exercise prices ranging from $0.62 to $19.125 per share outstanding under the 1999 Plan, and 1,950,000 shares of restricted stock had been awarded under the 1999 Plan.

Amendment to the 1999 Plan

    On October 31, 2001, the Board of Directors unanimously approved, subject to the approval of e-MedSoft's stockholders, amendments to the 1999 Plan to (i) increase the number of shares issuable pursuant to the 1999 Plan from 7,000,000 shares to 14,000,000 shares, (ii) increase the number of options issuable to any participant in any given fiscal year of e-MedSoft from 1,500,000 to 4,000,000 and (iii) change its name to the "Med Diversified, Inc. 1999 Stock Compensation Plan" as set forth in the amendment to the e-MedSoft.com 1999 Stock Compensation Plan, attached hereto as Exhibit E ("Amendment to the 1999 Plan"). The purpose of increasing the number of shares available for issuance under the Plan is to ensure that e-MedSoft will continue to be able to grant options as incentives to those individuals upon whose efforts e-MedSoft relies for the continued success and development of its business. The purpose of changing the name of the 1999 Plan is so that it matches the change of e-MedSoft's corporate name to Med Diversified, Inc. (as described in Proposal 3) should the stockholders approve such name change.

1999 Plan Grants of Options and Restricted Stock

    The following table sets forth a summary relating to options and restricted stock which have been granted as of the record date under the 1999 Plan:

1999 Plan Summary Related to Grants of Options and Restricted Stock as of October 31, 2001

Authorized for Issuance	7,000,000
Granted	8,579,136
Forfeited	2,014,738
Outstanding	6,561,398
Available for Grants	438,602

Federal Income Tax Consequences

    The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1999 Plan based on federal income tax laws. This summary is not intended to be exhaustive and does not describe state or local tax consequences. The proposed amendment does not affect this summary.

Non-Qualified Options

    In general (i) no income will be recognized by an optionee at the time a non-qualified option is granted; (ii) at the time of exercise of a non-qualified option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified option, and appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options

    No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of our Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares of our Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period

Restricted Stock

    A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock reduced by any amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the share (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any non-restricted dividends received with respect to restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

Tax Consequences to e-MedSoft

    To the extent that a participant recognizes ordinary income in the circumstances described above, e-MedSoft will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code, and (ii) any applicable withholding obligations are satisfied.

    The Board of Directors believes that the best interests of e-MedSoft will be served by e-MedSoft implementing the amendments to the 1999 Plan. The Board of Directors believes that awards made under the 1999 Plan will enable e-MedSoft to better compete for qualified personnel, to retain such personnel in the employ of e-MedSoft and to motivate such personnel and align their long-term interests with those of the e-MedSoft stockholders. To remain competitive in attracting and retaining qualified employees and to continue to provide such employees proper motivation and incentives, the e-MedSoft Board believes that the Amendment to the 1999 Plan should be approved.

    The Board of Directors recommends that you vote "FOR" approval of the Amendment to the 1999 Plan. The affirmative vote of the holders of at least a majority of the shares of our Common Stock and Series A Preferred Stock, voting as a single class, outstanding on October 31, 2001 and represented at the meeting, by proxy or in person, and, separately, a majority of the shares of Series A Preferred Stock outstanding on October 31, 2001, voting as a single class, is required to adopt the Amendment to the 1999 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE APPROVAL OF PROPOSAL 6.

PROPOSAL 7:

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

    We have appointed KPMG LLP as our independent auditors for the fiscal year ending March 31, 2002. The independent accounting firm KPMG LLP audited the financial statements of e-MedSoft for the fiscal year ended March 31, 2001. Representatives of KPMG LLP will be present at the meeting, will be available to respond to your questions and will be able to make such statements as they desire.

Fees

    The following table sets forth the aggregate audit fees and non-audit related fees that e-MedSoft incurred for services provided by Arthur Andersen LLP and KPMG LLP during the fiscal year ended March 31, 2001. The table lists audit fees, financial information systems design and implementation fees, and all other fees. All services rendered by Arthur Andersen LLP and KPMG LLP during the fiscal year ended March 31, 2001 were furnished at customary rates and terms.

Fiscal Year Ended March 31, 2001
Audit Fees	$1,408,816
Financial Information Systems Design and Implementation Fees	271,247
All Other Fees	263,177

    Audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees e-MedSoft incurred for professional services rendered for the audit of e-MedSoft's annual financial statements for fiscal year ended March 31, 2001 and the reviews of the financial statements included in e-MedSoft's Quarterly Reports on Forms 10-Q for fiscal year ended March 31, 2001.

    Financial information systems design and implementation fees include fees billed for non-audit services performed during the fiscal year ended March 31, 2001 such as operating or supervising the operation of e-MedSoft's information system or local area network.

    All other fees represent the aggregate fees billed for services rendered by e-MedSoft's principal accountant, other than those services covered above, including profitability enhancement and income tax-related services.

    The audit of the financial statements of e-MedSoft.com for the fiscal year ended March 31, 2000 was completed by Arthur Andersen LLP, as e-MedSoft's independent accountant. At such time, e-MedSoft operated its finance department from its Woodland Hills, California office. In March 2001, e-MedSoft decided to relocate its finance department to its Jacksonville, Florida office prior to the completion of its fiscal year ended March 31, 2001. In connection with this relocation we evaluated e-MedSoft's needs and the capabilities and personnel of various accounting firms in the Jacksonville area. As a result of this process we elected to discontinue Arthur Andersen LLP as ours independent accountant and selected KPMG LLP to act as our new independent accountant and to audit e-MedSoft's financial statements for the fiscal year ending March 31, 2001. The decision to change accountants was recommended by the Audit Committee and approved on March 8, 2001 by the Board of Directors.

    The reports of Arthur Andersen LLP on the e-MedSoft's financial statements for the fiscal years ended March 31, 1999 and March 31, 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    In connection with the audits of the two fiscal years ended March 31, 1999 and March 31, 2000, and the subsequent interim period through March 8, 2001, there were no disagreements between e-MedSoft and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. For the purposes of this Proxy Statement, the term "disagreement" means any disagreement between the personnel of e-MedSoft responsible for presentation of the e-MedSoft's financial statements and any personnel of Arthur Andersen LLP responsible for rendering Arthur Andersen LLP's report on e-MedSoft's financial statements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its report.

    If you do not ratify the selection of independent auditors, the Board will reconsider the appointment. However, even if you ratify the selection, the Board may still appoint new independent auditors at any time during the year if it believes that such a change would be in the best interests of e-MedSoft and our shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE APPROVAL OF PROPOSAL 7.

STOCKHOLDER PROPOSALS

    The 2002 Annual Meeting of Stockholder will be held on or about September 17, 2002. e-MedSoft must receive proposals of stockholders that are to be presented at our 2002 Annual Meeting of the Stockholders by April 19, 2002, to be included in the proxy statement and proxy relating to the 2002 Annual Meeting of the Stockholders in a form that complies with applicable law. Proposals should be addressed to our Corporate Secretary and sent to our Corporate offices.

    For any proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be presented directly at the 2002 Annual Meeting, SEC rules will permit management to vote proxies in its discretion if e-MedSoft: (1) receives notice of the proposal before the close of business on July 2, 2002, and advises share owners in the 2002 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to close of business on July 2, 2002. Notices of intention to present proposals at the 2002 Annual Meeting should be addressed to our Corporate Secretary and sent to our corporate offices.

VOTING SECURITIES

    Stockholders of record at the close of business on October 31, 2001, will be eligible to vote at the meeting. The voting securities of e-MedSoft consist of our Common Stock, of which 83,198,067 shares were outstanding on October 31, 2001 and our Series A Preferred Stock of which 500,000 shares were outstanding on October 31, 2001. Each share of our Common Stock outstanding on the record date will be entitled to one (1) vote and each share of our Series A Preferred Stock will be entitled to one hundred (100) votes. The Series A Preferred stock is not entitled to vote on Proposal 4. Individual votes of stockholders are kept private except as appropriate to meet legal requirements. Access to proxies and other individual stockholder voting records is limited to the Inspector of Election and certain employees of e-MedSoft and its agents who must acknowledge their responsibility to comply with this policy of confidentiality.

OTHER BUSINESS

    The Board of Directors does not intend to bring any other business before the meeting and, to the knowledge of the Board of Directors, no matters are to be brought before the meeting except as specified in this notice of the meeting. If any other business does properly come before the meeting, however, the proxies will be voted in accordance with the judgment of the persons voting them.

WHERE YOU CAN FIND MORE INFORMATION

    e-MedSoft Common Stock is listed on the AMEX under the symbol "MED." e-MedSoft files annual, quarterly and current reports with the SEC. You may read and copy such reports, statements and other information that is in the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1.800.SEC.0330 for further information about their public reference rooms. Our public filings are also available from commercial document retrieval services and via the SEC's Internet website, at http://www.sec.gov.

    The SEC allows e-MedSoft to "incorporate by reference" information into this proxy statement, which means that it can disclose important information by referring you to another document filed separately with the SEC. In addition to the information provided in this proxy statement, the following documents set forth that we have previously filed with the SEC and are incorporated by reference in this proxy statement contain important information about e-MedSoft and its finances.

e-MedSoft SEC Filings

Date of Report
Current Report on Form 8-K	August 21, 2001
Amendment to Current Report on Form 8-K/A	October 22, 2001

    You may obtain the above-mentioned documents, or additional copies of this document or any of the documents accompanying this proxy statement, by requesting them in writing or by telephone from the Corporate Secretary at the following addresses:

Corporate Secretary
e-MedSoft.com
200 Brickstone Square, Suite 403
Andover, Massachusetts 01810
(978) 323-2500

    If you would like to request documents from us, please do so at least five business days before the date of the annual meeting to receive them before the annual meeting.

    You should rely only on the information contained in or accompanied with this document to vote your shares at the annual meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated November 28, 2001. You should not assume that the information contained in this document is accurate as of any date other than the date indicated, and neither the mailing of this document creates any implication to the contrary.

By Order of the Board of Directors,
/s/ EDWIN A. REILLY Edwin A. Reilly Executive Vice President and Secretary
Dated: November 28, 2001

EXHIBIT A

e-MedSoft.com
AUDIT COMMITTEE CHARTER

Statement of Policy

    The Audit Committee is appointed on an annual basis by the Board of Directors of e-MedSoft.com (the "Company"). The Audit Committee is established and is authorized by the Board of Directors, as set forth in this Audit Committee Charter, to assist the Board in fulfilling their oversight responsibilities as it relates to:

  •
  The Company's corporate accounting policies;

  •
  The Company's system of internal controls regarding finance, accounting, legal, compliance and ethics that management and the Board have established;

  •
  The Company's compliance with applicable laws and regulations; and,

  •
  The quality and integrity of financial reporting and financial disclosure.

    In this capacity, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board, the external auditors, the internal auditors, and the financial management of the Company.

Responsibilities

    In carrying out its responsibilities, the Audit Committee will:

1.
Review and update the Audit Committee Charter annually, or as needed, and report to the Board on having satisfied its responsibilities under this Charter.

2.
Confirm and assure the independence of the internal auditors and the external auditors annually.

3.
Review the reporting relationship with the external auditors in light of the external auditor's accountability to the Board of Directors, and as representative of the Board, the Audit Committee will exercise its authority and responsibility to select, evaluate, and where, appropriate, replace the external auditors. Review and approve the compensation and fees of the external auditors.

4.
Review and discuss with the external auditors regarding their judgments about:

•
The quality of the Company's accounting principles as applied in financial reporting;

•
The clarity of the Company's financial disclosures;

•
The degree of conservatism of the Company's accounting principles and underlying estimates;

•
The nature and extent of any significant changes in accounting principles or the application of an accounting principle(s); and

•
Other significant decisions made by management in preparing the financial disclosures.

5.
Review and concur in the appointment, replacement, reassignment or dismissal of the internal auditors.

6.
Meet with the external auditors, internal auditors and financial management of the Company to review the scope of the proposed financial audit for the current year, the audit procedures to be utilized, and, at the conclusion thereof, review such audit, including any comments or recommendations of the external auditors.

7.
Review with the independent accountants their assessment of the quarterly financial statements.

A–1

8.
Review with the external auditor, the internal audits and the Company's financial management, the adequacy and effectiveness of the accounting, financial and management controls of the Company, including information systems and security, as well as any recommendations regarding improvements to internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

9.
Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit scope, plans and budgets for the upcoming year, and the coordination of such plans with the external auditors to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

10.
Consider and review with management and the internal auditors:

•
Significant findings during the year and management's responses;

•
Any difficulties encountered in the course of their audits, including restrictions on scope of work or access to required information; and

•
Changes required in the planned scope of the audit plan.

11.
Review legal and regulatory matters that may have a material impact on the financial statements, related policy compliance, and programs and reports received from regulatory examiners.

12.
Receive prior to each meeting, a summary of findings from completed internal auditors and a progress report on the proposed internal audit plan, with explanations of any significant deviations from the original plan.

13.
Review the financial statements of the Company annually with management and the independent auditors to determine that the external auditors are satisfied with the disclosure and content of the financial statements presented. Any changes in accounting principles should be reviewed.

14.
Inquire of management, internal auditors and the external auditors about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

15.
Conduct or authorize special studies or investigations into any matters within the Audit Committee's scope of responsibilities such as considerations related to fraud, compliance with laws and regulations and ethical conduct.

16.
Review policies and procedures with respect to corporate officers' expense accounts and perquisites, including use of corporate assets, and consider results of any reviews conducted by internal auditors or external auditors.

17.
Record actions of the Audit Committee and approve such minutes of the Audit Committee meetings.

18.
Review with appropriate Company personnel the actions taken to ensure compliance with the Company's policies.

19.
Review the report of the Audit Committee required to be included in the proxy statement.

Organization and Structure

    The Audit Committee is organized as a standing committee of the Company's Board of Directors.

Membership

    The size of the membership of the Audit Committee is based on the size of the Board of Directors and the size and complexity of the Company. The Committee shall be composed of independent members. The members of the Committee shall be considered independent if they have no relationship

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to the Company that may interfere with the exercise of their independence from management of the Company. A member of the Committee who receives compensation from the Company solely for his/her service on the Board or who receives benefits under a tax qualified retirement plan shall be considered independent.

    All Committee members shall be financially literate, with at least one member having had past employment experience in finance or accounting, a professional certification in accounting or any other comparable experience or background. This experience should include a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

Frequency of Meetings

    The Audit Committee normally meets at least quarterly to fulfill its oversight and financial reporting responsibilities, or more frequently as circumstances dictate. As part of its role to foster open communications, the Audit Committee may meet periodically with management, the Company's financial statement auditors and the internal auditors to discuss any matters that the Committee or any of these groups believe are of a confidential nature.

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EXHIBIT B

SHORT FORM DEBENTURE AND EQUITY AGREEMENT

August 18, 2001	Society Financier du Seujet Limited	$54,000,000.00

    Subject to the terms hereof, Societé Financière du Seujet Limited ("Societé") hereby promises to advance to Med Diversified (AMEX: MED) the principal sum of $54,000,000.00 on or before October 15, 2001 (hereinafter "principal sum").

    Med Diversified shall repay the principal sum over thirty (30) years at LIBOR plus two percentage points (2%) per annum; provided, however, at the sole option and discretion of Med Diversified the repayment of the principal sum may be converted into equity—within 30 days after the conclusion of each fiscal quarter following the execution of this Agreement—such that Med Diversified may fully repay the principal sum with its own common stock at the average market price of its common stock over the 30 days preceding the fiscal quarter after which Med Diversified makes the decision to convert.

    The principal sum shall only be advanced in the event Med Diversified (a) cancels the currently operative debenture agreement in place with a private institutional investor, (b) requires use of such funds to close a transaction involving the purchase of all or substantially all of the assets or capital stock of a business (hereinafter "business combination"), albeit the decision whether or not to cancel the currently operative debenture agreement and/or to do the business combination rests solely and exclusively within the discretion of Med Diversified and albeit once Med Diversified cancels the currently operative debenture agreement and then makes the decision to do the business combination Societé's obligation to fund the principal amount is absolute and unqualified.

    Societé represents it as an affiliate of Societé Financière Privée with more than 53 billion under management.

    In exchange for the advance of funds and at the closing of such, Societé shall receive (a) 3,000,000 restricted shares of Med Diversified and (b) a warrant to purchase 2,000,000 shares of Med Diversified at $2.50 per share. Such documentation shall be in a form satisfactory to Societé within normal business practice.

    Absent the preparation of a long form debenture agreement, this short form debenture and equity agreement shall be fully binding and enforceable on the parties hereto.

MED DIVERSIFIED		SOCIETE FINANCIERE DU SEUJET LIMITED
By:	/s/ FRANK MAGLIOCHETTI Frank Magliochetti President	By:	/s/ RICARDO MORTARA Print Name: Ricardo Mortara Print Title: Power of Attorney

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 EXHIBIT C

SECURITIES PURCHASE AGREEMENT

    This AGREEMENT is dated as of August 18, 2001, between e-MedSoft.com, a Nevada corporation (the "Company"), with its principal office at 1300 Marsh Landing Parkway, Suite 106, Jacksonville, Florida, 32250, and Societé Financière du Seujet Limited ("Purchaser").

RECITALS

    WHEREAS, the Company desires to gain the right to issue and sell to the Purchaser and the Purchaser desires to purchase from the Company, on the terms and subject to the conditions set forth in this Agreement, a number of shares of the Company's common stock, $.001 par value per share (the "Common Stock") at the purchase price of Ninety Percent (90%) of the market price of the Common Stock at the end of the day of trading one week prior to closing, for a total of Eighty Three Million Dollars ($83,000,000). The parties hereto understand that this is a "back up" deal to another transaction currently operative between the Company and a private party, and under no circumstances is the Company obligated to move forward with this Agreement unless—within its discretion—it wishes to avail itself of this back up offer.

    WHEREAS, the Purchaser and its affiliates—already a significant shareholder of the Company—have warranted that they represent one of approximately eighty public companies traded on the Swiss Stock Exchange with more than 53 billion under management; and they have warranted that they are desirous of expanding their relationship with the Company in the wake of the Company's successfully completed merger with Chartwell Diversified Services, Inc. as well as the matriculation into the Company of Frank Magliochetti as its President.

AGREEMENT

    NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements set forth herein, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

    I.  PURCHASE AND SALE OF COMMON STOCK

      SECTION 1.01.  Private Placement.  Subject to the terms and conditions of this Agreement, at the Closing (as defined below) the Purchaser agrees to purchase from the Company, and the Company agrees to issue and sell to such Purchaser, all of the shares of Common Stock that it can purchase for Eighty Three Million Dollars ($83,000,000) at the price to be determined by the formula set forth above. After satisfaction of Section 5.04 below, the Purchaser shall place its $83,000,000 in the client trust account of the Company's counsel, Manatt Phelps & Phillips.

      SECTION 1.02.  Approvable Commissions.  In addition to commissions obtained from the Purchaser that are unknown to the Company, the Company shall pay to the designee of the Purchaser—out of proceeds of this placement—the total sum of $3,000,000. In addition, the Purchaser understands and agrees that various brokers or facilitators who assisted in this transaction may receive from the Company stock of warrants as consideration for their services hereunder and Purchaser waives any right to complain about such commissions (a) so long as they do not exceed fifteen (15) percent of the amount of shares issued to Purchaser and (b) so long as they are paid to a person on Purchaser's approved list of commissioned entities to be provided at the close. In addition, in consideration of the funding hereunder, the Company shall (a) issue restricted shares in the amount of 15,000,000 shares to Purchaser or its designee(s) and (b) issue warrants to purchase three million (3,000,000) shares of MED at an exercise price of $2.00 per share.

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    II.  CLOSING DATE; DELIVERY

      SECTION 2.01.  Closing Date.  The Closing Date will be achieved when the Shares are delivered to the Purchaser in accordance with Section 2.02 below.

      SECTION 2.02.  Delivery.  Promptly upon confirmation from its bank that the Company is in receipt of the Eighty Three Million Dollars ($83,000,000) from the Purchaser in good funds, the Company will take all appropriate steps to deliver to Purchaser the certificates evidencing the shares.

    III.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Purchaser as follows:

      SECTION 3.01.  Organization and Standing.  The Company and each of its subsidiaries is a corporation duly organized and validly existing under and by virtue of the laws of the state in which it is incorporated and is in good standing as a domestic corporation under the laws of said state, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. Other an as disclosed in Schedule 3.01 hereof, the Company has no subsidiaries or direct or indirect ownership in any firm, corporation or business which either individually or in the aggregate is material to the business of the Company. The Company and each of its subsidiaries is qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which its ownership of property or conduct of business requires it to be so qualified and in which the failure to so qualify would have a material adverse effect on the financial condition or business of the Company or any of its subsidiaries.

      SECTION 3.02.  Corporate Power: Authorities.  The Company has all requisite legal and corporate power and authority and has taken all requisite corporate action to duly authorize, execute and deliver this Agreement, to sell and issue the Shares, and to carry out and perform all of its obligations under and contemplated by this Agreement. This Agreement has been duly executed and delivered by an authorized officer of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally, and (b) as limited by equitable principles generally (regardless of whether such enforceability is considered a proceeding in equity or at law).

      SECTION 3.03.  Issuance and Delivery.  The Shares have been duly authorized and, when issued and delivered in compliance with this Agreement, will be duly and validly issued and delivered and will be outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions other than any liens or encumbrances created by or imposed on the holders thereof through no action of the Company; provided, however, that the Shares will be subject to restrictions on transfer and state and federal securities laws and as provided herein.

    IV.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

    Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as follows:

      SECTION 4.01.  Authorization.  (i) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Shares to be purchased by it and to carry out and perform all of its obligations under this Agreement, and (ii) this Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally (regardless of whether such enforceability is considered a proceeding in equity or at law).

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      SECTION 4.02.  Investment Experience and Sophistication.  Purchaser is an "accredited Investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Company's business affairs, and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares.

      SECTION 4.03.  Investment Intent.  Purchaser is purchasing the Shares for its own accounts as principal, and not as a nominee or agent, for investment purpose only, and not with a present view to, or for, resale, distribution of fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Purchaser understands that the offer and sale of the Shares have not been registered under the Securities Act or registered or qualified under any state securities law if reliance on specific exemptions therefrom which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, and the rules and regulations promulgated thereunder.

      SECTION 4.04.  Registration or Exemption Rights and Requirements.  Purchaser further acknowledges and understands that the Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. Purchaser understands that the certificate(s) evidencing the Shares will be imprinted with a legend that prohibits the transfer of such securities unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonable satisfactory to the Company is obtained to the effect that the transaction is so exempt. The Company agrees to take all reasonable steps necessary to register the shares whenever it next registers other shares of common stock in the Company.

      SECTION 4.05.  Removal of Legend.  Any legend endorsed on a certificate pursuant to this Agreement shall be removed, and the Company shall issue a certificate without such legend to the Purchaser, if such Share is being disposed of pursuant to a registration statement under the Securities Act or pursuant to Rule 144 or any similar rule then in effect or if such holder provides the Company with an opinion of counsel satisfactory to the Company to the effect that a transfer of such Share may be made without registration. In addition, if the holder of such Share delivers to the Company an opinion of such counsel reasonable satisfactory to the Company to the effect that no subsequent transfer of such Share will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates evidencing such security that do not bear the legend set forth in this Agreement.

    V.  CONDITIONS TO PURCHASER'S OBLIGATION TO CLOSE

    The obligation of Purchaser to purchase the Shares at the Closing is subject to the fulfillment as of the Closing Date of the following conditions, any of which may be waived in whole or in part but only by Purchaser.

      SECTION 5.01.  The representations and warranties made by the Company in Article III hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

      SECTION 5.02.  The Company shall be in full compliance with all audit requirements in accordance with the regulations and laws of the AMEX and the Securities and Exchange Commission.

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      SECTION 5.03.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

      SECTION 5.04.  The Company has provided sixty (60) days notice to the Purchaser that the Company wishes to avail itself of this "back up" offer.

      SECTION 5.05.  The market price of the Company's stock is at least Four Dollars and Twenty Cents ($4.20) per share.

    VI.  CONDITIONS TO CLOSING OF COMPANY

    The Company's obligation to sell and issue the Shares at the Closing to each Purchaser is subject to the fulfillment or waiver of the following conditions:

      SECTION 6.01.  Representations and Warranties.  The representations and warranties made by Purchaser in Article IV hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date.

      SECTION 6.02.  Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

    VII.  RESTRICTIONS ON TRANSFERABILITY OF SHARES; COMPLIANCE WITH SECURITIES ACT

      SECTION 7.01.  Restrictions on Transferability.  No Shares shall be transferred unless (a) such transfer is made in compliance with applicable federal and state securities laws and (b) prior to such transfer, the transferees sign a counterpart to this Agreement pursuant to which it or they agree to be bound by the terms of this Agreement. The Company shall not be required to (a) transfer on its books any shares that shall have been sold or transferred in violation of any of the provisions of this Agreement or (b) bear as the owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to who such shares shall have been so transferred.

      SECTION 7.02.  Restrictive Legend.  Each certificate representing the Shares shall bear substantially the following legend (in addition to any legends required under applicable securities laws):

      THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

      SECTION 7.03.  Transfer of Shares After Registration.  Each Purchaser, severally and not jointly, hereby covenants with the Company not to make any sale of the Shares except either (i) in accordance with a registration statement, in which case Purchaser covenants to comply with the requirements of delivering a current prospectus, (ii) in accordance with Rule 144, in which case such Purchaser covenants to comply with Rule 144, or (iii) in accordance with another exemption from the registration requirements of the Securities Act. The legend set forth in Section 7.02 will be removed from a certificate representing the Shares following and in connection with any sale of the Shares pursuant to subsection (i) or (ii) hereof, but not in connection with any sale of Shares

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  pursuant to subsection (iii) hereof, and also will be removed at such time that the Shares may be sold under Rule 144 without restriction as to volume and manner of sale.

      SECTION 7.04.  Purchaser Information.  Each Purchaser, severally and not jointly, covenants that it will promptly notify the Company of any changes in the information set forth in a registration statement regarding such Purchaser, under the heading "Selling Security Holders" or "Plan of Distribution" or elsewhere.

    VIII.  GENERAL PROVISIONS

      SECTION 8.01.  Construction.  The Company and the Purchasers have participated jointly in the negotiation and drafting of this Agreement. No presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

      SECTION 8.02.  Notices.  Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed given only if delivered to the party personally or sent to the party by telecopy, telegram or by registered or certified mail (return receipt requested) with postage and registration or certification fees thereon prepaid, addressed to the party at its last know address.

      SECTION 8.03.  Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and designs.

      SECTION 8.04.  Governing Law; Arbitration.  This Agreement shall be governed and construed in accordance with the law of International Arbitration and any dispute hereunder shall be litigated and tried in accordance with the rules promulgated by the International Arbitration Associations, or, if no such rules exist, then in strict accordance with the American Arbitration Association.

      SECTION 8.05.  Severability.  The parties agree that (a) the provisions of this Agreement shall be severable in the event that any provision hereof is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, (b) such invalid, void or otherwise unenforceable provision shall be automatically replaced by another provision which is as similar as possible in terms to such invalid, void or otherwise unenforceable provision but which is valid and enforceable, and (c) the remaining provisions shall remain enforceable to the fullest extent permitted by law.

      SECTION 8.06.  No Third Party Beneficiaries.  Nothing herein expressed or implied is intended or should be construed to confer upon or give to any person other than the parties hereto and their successors and assigns any rights or remedies under or by reason of this Agreement.

      SECTION 8.07.  Entire Agreement.  This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof, and supersedes any prior oral agreements or understandings between the parties with respect to the subject matter hereof. This Agreement does not supersede any prior written agreements between the parties hereto.

      SECTION 8.08.  Amendment and Waiver.  The parties may, by mutual agreement, amend this Agreement in any respect in a writing executed by each party, and any party, as to such party, may waive any of its rights hereunder. To be effective, any such waiver must be in writing and be signed by the party providing such waiver. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any party may otherwise have in law or in equity. The waiver by any party hereto of any breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar.

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      SECTION 8.09.  Counterparts.  This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

      SECTION 8.10.  Headings.  The headings preceding the text of the sections and subsections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

      SECTION 8.11.  Further Assurances.  Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonable request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      SECTION 8.12.  Expenses.  The Company and Purchaser will each bear their own fees and expenses in connection with the transactions contemplated by this Agreement.

      SECTION 8.13.  Exculpation Among Purchasers and of Company.  Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, including but not limited to the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling person, officers, directors, partners, agents or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares or the execution of or performance under any of the related documents.

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    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first written above.

MED DIVERSIFIED
/s/ FRANK P. MAGLIOCHETTI, JR.

Name:

Title:

SOCIETE FINANCIERE DU SEUJET LIMITED
/s/ RICARDO MORTARA

Name:	Ricardo Montara
Title:	Power of Attorney

Address:	SOCIETE FINANCIERE DU SEUJET LIMITED Road Town—Pasea Estate P.O. Box 3149 Tortoia—British Virgin Islands

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EXHIBIT D

e-MedSoft.com
1999 STOCK COMPENSATION PLAN

    1.  PURPOSE.  The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of restricted stock and stock options. Capitalized terms not defined in the text are defined in Section 21.

    2.  SHARES SUBJECT TO THE PLAN.

      2.1  Number of Shares Available.  Subject to Sections 2.2 and 16, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 5,000,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2000 equal to the lesser of (i) one million (1,000,000) shares, or (ii) four percent (4.0%) of the outstanding Shares on such date; provided, however, that in no event shall the total number of shares reserved and available for grant and issuance pursuant to this Plan exceed 15% of the outstanding Shares on such date. Subject to Sections 2.2 and 16, Shares will again be available for grant and issuance in connection with future Options under this Plan that are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option. Restricted shares forfeited pursuant to section 15.6 shall become available for future grant and issuance. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding grants made under this Plan.

      2.2  Adjustment of Shares.  In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan and (b) the Exercise Prices of and number of Shares subject to outstanding Options or Restricted shares, may be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

    3.  ELIGIBILITY.  ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. Nonqualified Stock Options (as defined in Section 5 below) may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Option under this Plan.

    4.  ADMINISTRATION.

      4.1  Committee Authority.  This Plan will be administered by the Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

        (a) construe and interpret this Plan, any Stock Option Agreement (as defined in Section 5 below) and any other agreement or document executed pursuant to this Plan;

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        (b) prescribe, amend and rescind rules and regulations relating to this Plan;

        (c) select persons to receive Options or Restricted shares;

        (d) determine the form and terms of Options and Restricted shares;

        (e) determine the number of Shares or other consideration subject to Options and Restricted shares;

        (f)  determine whether Options or Restricted shares will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

        (g) grant waivers of Plan or Option conditions;

        (h) determine the vesting and exercisability of Options;

        (i)  correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Option, any Stock Option Agreement (as defined in Section 5 below) or any Exercise Agreement (as defined in Section 5 below);

        (j)  determine whether an Option or Restricted share grant has been earned; and

        (k) make all other determinations necessary or advisable for the administration of this Plan.

      4.2  Committee Discretion.  Any determination made by the Committee with respect to any Option or Restricted share grant will be made in its sole discretion at the time of grant or, unless in contravention of any express term of this Plan or Option, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any grant under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Option under this Plan to Participants who are not Insiders of the Company.

    5.  OPTIONS.  The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

      5.1  Form of Option Grant.  Each Option granted under this Plan will be evidenced by an Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

      5.2  Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

      5.3  Exercise Period.  Options may be exercisable immediately or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no ISO will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Shareholder") will be exercisable after the expiration of five (5) years

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  from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

      5.4  Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than 100% of the Fair Market Value of the Shares on the date of grant; provided that the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 6 of this Plan.

      5.5  Method of Exercise.  Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

      5.6  Termination.  Subject to earlier termination pursuant to Subsection 16.1 and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

        (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options, only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter time period, not less than thirty (30) days, as may be specified in the Stock Option Agreement) or such longer time period (not exceeding five (5) years after the Termination Date) as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO, but in any event, no later than the expiration date of the Options.

        (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or Disability), then Participant's Options may be exercised, only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee), no later than twelve (12) months after the Termination Date (or such shorter time period, not less than six (6) months, as may be specified in the Stock Option Agreement) or such longer time period (not exceeding five (5) years after the Termination Date) as may be determined by the Committee, with any exercise beyond (a) three (3) months after the Termination Date, when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO, but in any event no later than the expiration date of the Options.

      5.7  Limitations on Exercise.  The Committee may specify a reasonable minimum number of Shares that may be purchased on exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option during the exercise period for the full number of Shares for which it is then exercisable.

      5.8  Limitations on ISOs.  The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant

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  during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 17 below) of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

      5.9  Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price.

      5.10  No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to (a) disqualify this Plan under Section 422 of the Code or, (b) without the consent of the Participant affected, or disqualify any ISO under Section 422 of the Code.

      5.11  Code Section 162(m) Limitations.  On and after the date of the effectiveness of the Company's fully underwritten public offering on an established U.S. securities market (if any), the following limitations shall apply to grants of Options:

        (a) No Participant shall be granted, in any fiscal year of the Company, Options to purchase more than one and one-half million (1,500,000) Shares.

        (b) In connection with his or her initial service, a Participant may be granted Options to purchase up to an additional one million (1,000,000) Shares, which shall not count against the limit, set forth in subsection (a) above.

        (c) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization specified in Section 2.2 hereof.

        (d) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction specified in Section 2.2 hereof), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    6.  PAYMENT FOR SHARE PURCHASES.

      6.1  Payment.  Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

        (a) by cancellation of indebtedness of the Company to the Participant;

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        (b) by surrender of shares that either: (1) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

        (c) by waiver of compensation due or accrued to the Participant for services rendered;

        (d) provided that a public market for the Company's stock exists:

          (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          (2) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

        (e) by any combination of the foregoing.

      6.2  Loan Guarantees.  The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

    7.  WITHHOLDING TAXES.

      7.1  Withholding Generally.  Whenever Shares are to be issued in satisfaction of Options or Restricted shares granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Options are to be in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

      7.2  Stock Withholding.  When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Option or Restricted share grant that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

    8.  VOTING AND DIVIDENDS.  No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

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    9.  TRANSFERABILITY.  Options or Restricted shares granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the Participant an Option will be exercisable only by the Participant, and any elections with respect to an Option, may be made only by the Participant.

    10.  CERTIFICATES.  All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or other Securities Commissions or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

    11.  ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments or transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligations and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form, as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

    12.  EXCHANGE AND BUYOUT OF OPTIONS.  The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares (including restricted stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

    13.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Option will not be effective unless such Option is in compliance with all applicable federal, state laws, rules and regulations of any governmental body or commission, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any state, federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state or provincial securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

    14.  NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or

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to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

    15.  TERMS OF RESTRICTED STOCK AND RESTRICTED STOCK RIGHTS.

      15.1  Restricted Stock Agreement.  Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the Restricted Stockholder and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

      15.2  Restricted Stock Right Agreement.  Restricted Stock Rights shall be issued only pursuant to a written Restricted Stock Right Agreement, which shall be executed by the Participant and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

      15.3  Consideration.  As partial consideration for the issuance of Restricted Stock or the grant of Restricted Stock Rights, the Participant shall agree, in the written Restricted Stock Agreement or Restricted Stock Right Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Restricted Stock is issued or the Restricted Stock Rights are granted, or in the case of a Participant who is a non-employee Director, to remain a Director for such period. Nothing in this Plan or in any Restricted Stock Agreement or Restricted Stock Right Agreement hereunder shall confer upon any Participant any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or to remain a Director or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to terminate or discharge any Participant at any time for any reason whatsoever, with or without cause.

      15.4  Rights as Shareholders.  (a) Upon delivery of the shares of Restricted Stock to the escrow holder, the Restricted Stockholder shall have all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares. (b) The holder of a Restricted Stock Right shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares of the Company's capital stock issuable upon the end of the term of a Restricted Stock Right unless and until a certificate representing such shares has been issued by the Company to such holder.

      15.5  Restrictions.  All shares of Restricted Stock issued (including any shares received by holders thereof as a result of stock dividends, stock splits or any other forms of recapitalization) and all Restricted Stock Rights granted under this Plan shall be subject to such Restrictions as the Committee shall provide in the terms of each individual Restricted Stock Agreement or Restricted Stock Right Agreement; provided, however, that by a resolution adopted after the Restricted Stock is issued or the Restricted Stock Rights are granted, the Committee may, on such terms and conditions as it may determine to be appropriate remove any or all of the Restrictions imposed by the terms of the Restricted Stock Agreement or Restricted Stock Right Agreement. All Restrictions shall expire within ten (10) years of the date of issuance. Restricted Stock may not be sold or encumbered until all Restrictions are terminated or expire.

      15.6  Forfeiture.  The Committee shall provide in the terms of each individual Restricted Stock Agreement or Restricted Stock Right Agreement that the Restricted Stock or Restricted Stock Rights then subject to Restrictions be forfeited by the Participant back to the Company immediately upon a Termination of Employment for any reason during the Restricted Period; provided, however, that provision may be made that no such forfeiture shall occur in the event of a

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  Termination of Employment because of Employee's or Director's normal retirement, death, total disability or early retirement with the consent of the Committee.

      15.7  Escrow.  The Secretary or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing Restricted stock until all of the restrictions imposed under the Restricted Stock Agreement expire or shall have been removed, provided, however, that in no event shall any Restricted Stockholder retain physical custody of any certificates representing Restricted Stock issued to him.

      15.8  Legend.  In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to Restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

    16.  CORPORATE TRANSACTIONS.

      16.1  Assumption or Replacement of Options by Successor.  In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporating of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which shareholders of the Company immediately prior to such merger (other than any shareholder which merges, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or (d) the sale of substantially all of the assets of the Company, any or all outstanding Options may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Options or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Options). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable than those which applied to such outstanding Shares immediately prior to such transaction described in this Subsection 16.1. The Committee has the discretion to include in any Participant's Stock Option Agreement a provision stating that, pursuant to a transaction described in this Subsection 16.1, then notwithstanding any other provision in this Plan to the contrary, the vesting of such Options will accelerate and the Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

      16.2  Other Treatment of Options.  Subject to any greater rights granted to Participants under the foregoing provisions of this Section 16, in the event of the occurrence of any transaction described in Section 16.1, any outstanding Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

      16.3  Assumption of Options by the Company.  The Company, from time to time, also may substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Option under this Plan in substitution of such other company's option, or (b) assuming such option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option

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  granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an option granted by another company, the terms and conditions of such option will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

    17.  ADOPTION AND SHAREHOLDER APPROVAL.  This Plan will become effective on the date that it is adopted by the Board (the "Effective Date"). This Plan must be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Options pursuant to this Plan; provided, however, that no Option may be exercised prior to shareholder approval of this Plan.

    18.  TERM OF PLAN.  Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval.

    19.  AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Stock Option Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the requirements of any stock exchange or automated quotation system upon which the Shares are listed.

    20.  NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

    21.  FINANCIAL DISCLOSURE.  If more than $5,000,000 worth of securities are to be sold, the Company shall provide the disclosures required by Rule 701 as promulgated under the Securities Act.

    22.  DEFINITIONS.  As used in this Plan, the following terms will have the following meanings:

  "Board" means the Board of Directors of the Company.

  "Code" means the Internal Revenue Code of 1986, as amended.

  "Committee" means the committee appointed by the Board to administer this Plan, or if no committee is appointed, the Board.

  "Company" means e-MedSoft.com Inc. or any successor corporation.

  "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

  "Fair Market Value" means the value of a share of the Company's stock on a given determination date shall be: (i) the mean between the highest and lowest sales prices of a

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  share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on such determination date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as such prices are quoted in The Wall Street Journal; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the mean between the highest and lowest sales prices (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such determination date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on such determination date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

  "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

  "Outstanding Issue" means the number of shares of capital stock of the Company that are outstanding immediately prior to any issuance of Options under this Plan or any issuance of Shares, as the case may be, excluding Shares issued pursuant to the Plan during the preceding one year period.

  "Option" means an award of an option to purchase Shares pursuant to Section 5.

  "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  "Participant" means a person who receives an Option under this Plan.

  "Plan" means this e-MedSoft.com Inc. 1999 Stock Option Plan, as amended from time to time.

  "Restricted Period" shall mean the period of time for which Restricted Stock or a Restricted Stock Right is subject to forfeiture or other Restrictions pursuant to the Plan.

  "Restricted Stock" shall mean capital stock of the Company issued pursuant to Section 15 of the plan.

  "Restricted Stockholder" shall mean a person to whom Restricted Stock has been issued under the plan.

  "Restricted Stock Right" shall mean a right to be issued shares of the Company's capital stock, granted pursuant to Section 15 of the plan.

  "Restrictions" shall mean the restrictions on Restricted Stock or Restricted Stock Rights imposed by the Committee by the terms of an individual Restricted Stock Agreement or Restricted Stock Right Agreement and shall include the requirement that such Restricted Stock or Restricted Stock Rights be forfeited back to the Company upon a Termination of Employment for the reasons specified in such Restricted Stock Agreement or Restricted Stock Right Agreement.

  "SEC" means the Securities and Exchange Commission.

  "Securities Act" means the Securities Act of 1933, as amended.

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  "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 16, and any successor security.

  "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

  "Unvested Shares" means "Unvested Shares" as defined in Section 2.2 of the Stock Option Agreement.

  "Vested Shares" means "Vested Shares" as defined in Section 2.2 of the Stock Option Agreement.

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EXHIBIT E

FIRST AMENDMENT
TO
e-MedSoft.com
1999 STOCK COMPENSATION PLAN

    The following provisions are hereby incorporated into, and are hereby made a part of, that certain e-MedSoft.com 1999 Stock Compensation Plan (the "Plan") of e-MedSoft.com, a Nevada corporation d/b/a Med Diversified, Inc. ("MED"), adopted by the Board of Directors on October 31, 2001, and approved by the MED stockholders on        , 2001, and such provision shall be effective upon the approval of the stockholders of MED. All capitalized terms in this Amendment, to the extent not otherwise defined herein, shall have the meanings assigned to such terms in the Plan.

CHANGE OF NAME OF PLAN

    The name of the Plan is hereby changed to "Med Diversified, Inc. 1999 Stock Compensation Plan".

INCREASE IN NUMBER OF AVAILABLE SHARES

    Section 2.1 of the Plan is hereby deleted in its entirety and new Section 2.1 is hereby substituted in place thereof to provide as follows:

  "2.1  Number of Shares Available.  Subject to Sections 2.2 and 16, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 14,000,000 Shares. Subject to Sections 2.2 and 16, Shares will again be available for grant and issuance with future Options under this Plan that are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option. Restricted shares forfeited pursuant to Section 15.6 shall become available for future grant and issuance. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirement of all outstanding grants made under this Plan."

INCREASE IN AMOUNT OF INDIVIDUAL GRANTS

    Section 5.11(a) is hereby deleted in its entirety and new Section 5.11(a) is hereby substituted in place thereof to provide as follows:

  "(a)  No Participant shall be granted, in any fiscal year of the Company, Options to purchase more than four million (4,000,000) Shares.

    Except as expressly modified hereby, all other terms and provisions of the Plan shall remain in full force and effect, are incorporated herein by this reference, and shall govern the conduct of the Board; provided, however, to the extent of any inconsistency between the provisions of the Plan and this Amendment, the provisions of this Amendment shall control.

                      APPROVED BY THE BOARD OF DIRECTORS OF E-MEDSOFT.COM D/B/A MED DIVERSIFIED, INC.
                      EFFECTIVE OCTOBER 31, 2001.

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PROXY—e-MedSoft.com
ANNUAL MEETING OF STOCKHOLDERS—DECEMBER 27, 2001
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE

  The undersigned shareholder(s) of e-MedSoft.com (the "Company") hereby nominate(s), constitute(s) and appoint(s)        and       , and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Crowne Plaza Hotel and Resort, 2 Somerset Parkway, Nashua, New Hampshire 03062, on December 27, 2001 at 10:00 a.m., or at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if present, would be entitled to vote.

1.
Election of Directors. To elect the persons named below to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are elected and have qualified.
All Nominees / /	Withhold Authority for Indicated Nominees / /

Nominees: Frank P. Magliochetti, Jr., John F. Andrews, Sam J. W. Romeo, Donald H. Ayers.

TO WITHHOLD AUTHORITY FOR ANY NOMINEE(S), WRITE THAT PERSON'S NAME IN THE SPACE PROVIDED BELOW.

2. Approval of Increase of Number of Authorized Shares of Common Stock. To amend the Articles of Incorporation to increase the authorized number of shares of common stock from 200,000,000 to 400,000,000 shares.

                   / / FOR                    / / AGAINST                   / / ABSTAIN

3. Approval of Name Change. To amend the Articles of Incorporation to change the name of the Company from "e-MedSoft.com" to "Med Diversified, Inc."

                   / / FOR                    / / AGAINST                   / / ABSTAIN

4. Approval of Issuance of Shares of Common Stock Pursuant to Chartwell Merger. To issue shares of common stock upon the conversion of the Series A Preferred Stock and the exercise of the warrants issued in connection with the merger pursuant to which the Company acquired Chartwell Diversified Services, Inc. Please note that shares of Series A Preferred Stock are not entitled to vote on this proposal.

                   / / FOR                    / / AGAINST                   / / ABSTAIN

5. Approval of Issuance of Shares of Common Stock to Societe Financiere du Seujet Limited. To issue shares of common stock in connection with the Short Form Debenture and Equity Agreement and the Securities Purchase Agreement entered into with Societe Financiere du Seujet Limited.

                   / / FOR                    / / AGAINST                   / / ABSTAIN

6. Approval of Amendment to 1999 Stock Compensation Plan. To amend the e-MedSoft.com 1999 Stock Compensation Plan (the "1999 Plan") by increasing the number of shares of common stock issuable under the 1999 Plan from 7,000,000 to 14,000,000, increasing the number of options issuable to a participant in any given fiscal year under in the 1999 Plan from 1,500,000 to 4,000,000 and changing the name of the 1999 Plan to the "Med Diversified, Inc. 1999 Stock Compensation Plan."

                   / / FOR                    / / AGAINST                   / / ABSTAIN

7. Appointment of Auditors. To ratify the selection of KPMG LLP as independent auditors for the fiscal year ending March 31, 2002.

                   / / FOR                    / / AGAINST                   / / ABSTAIN

8. Other Business. To transact such other business as may properly come before the meeting and at any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting.

PLEASE SIGN AND DATE BELOW

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" THE ELECTION OF EACH OF THE NOMINEES ABOVE AND "FOR" EACH OF THE OTHER PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXY HOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

  The undersigned hereby ratifies and confirms all the attorneys and Proxies, any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at said Annual Meeting. The undersigned acknowledges receipt of the Notice of said Annual Meeting and Proxy Statement accompanying said Notice.

Dated:

(Number of Shares)
(Please Print Name)/(Signature of Shareholder)
(Please Print Name)/(Signature of Shareholder)

(Please date this Proxy and sign your name(s) as it appear(s). Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles.)
I (We) do / / do not / / expect to attend the Annual Meeting.

  This Proxy will be voted "FOR" the election of all nominees unless authority to do so is withheld for all nominees or for any individual nominee and "FOR" each of the proposals presented.

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YOUR VOTE IS VERY IMPORTANT
GENERAL INFORMATION
EXECUTIVE OFFICERS AND DIRECTORS
Report of Board of Directors with respect to the Audit Committee
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE AND DIRECTOR COMPENSATION
Summary Compensation Table
Options Granted During Fiscal Year Ended March 31, 2001
Report of the Compensation Committee on Executive Compensation
Compensation Committee Interlocks and Insider Participation
CERTAIN RELATIONSHIPS
PROPOSAL 1
ELECTION OF DIRECTORS
PROPOSAL 2
APPROVAL OF INCREASE OF NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK
PROPOSAL 3
APPROVAL OF NAME CHANGE
PROPOSAL 4
APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF SERIES A PREFERRED STOCK AND EXERCISE OF WARRANTS ISSUED IN CONNECTION WITH THE CHARTWELL MERGER
GENERAL
MATERIAL TERMS OF THE MERGER
TERMS OF THE CONVERSION AND EXERCISE OF WARRANTS
PROPOSAL 5
APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK RELATED TO VARIOUS FINANCING ARRANGEMENTS WITH SOCIETE FINANCIERE DU SEUJET LIMITED AND ITS AFFILIATES
Summary of Short Form Convertible Debentures
PROPOSAL 6
APPROVAL OF AMENDMENT TO 1999 STOCK COMPENSATION PLAN
Description of Plan
Amendment to the 1999 Plan
1999 Plan Summary Related to Grants of Options and Restricted Stock as of October 31, 2001
Federal Income Tax Consequences
PROPOSAL 7
RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
VOTING SECURITIES
OTHER BUSINESS
WHERE YOU CAN FIND MORE INFORMATION
EXHIBIT A e-MedSoft.com AUDIT COMMITTEE CHARTER
EXHIBIT B SHORT FORM DEBENTURE AND EQUITY AGREEMENT
EXHIBIT C SECURITIES PURCHASE AGREEMENT
RECITALS
AGREEMENT
EXHIBIT D e-MedSoft.com 1999 STOCK COMPENSATION PLAN
EXHIBIT E FIRST AMENDMENT TO e-MedSoft.com 1999 STOCK COMPENSATION PLAN
CHANGE OF NAME OF PLAN
INCREASE IN NUMBER OF AVAILABLE SHARES
INCREASE IN AMOUNT OF INDIVIDUAL GRANTS